As filed with the U.S. Securities and Exchange Commission on November 9, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

 1

Item 1. Reports to Stockholders.

(a)

Annual Report

August 31, 2023

Nationwide ETFs

Nationwide Nasdaq-100® Risk-Managed Income ETF| NUSI

Nationwide Dow Jones® Risk-Managed Income ETF| NDJI

Nationwide Russell 2000® Risk-Managed Income ETF| NTKI

Nationwide S&P 500® Risk-Managed Income ETF| NSPI

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Nationwide ETFs

Letter to Investors (Unaudited)

August 31, 2023

Dear Investor,

In these complex and uncertain times, the financial markets are full of both opportunities and challenges. We at Nationwide continue to work relentlessly to navigate markets and manage the assets entrusted to us. We hold your confidence in the highest regard and will continue to work carefully to fulfill your diverse investment needs. With our exceptional market insights and diverse investment solutions, we remain committed to serving our employees, communities, and, most importantly, you, our investors. In today’s constantly changing economy, we maintain our unshakeable commitment to seizing opportunities and overcoming challenges. Thank you for your trust in us.

Looking back at the last 12 months, investors have endured no shortage of market volatility-inducing headlines. China and Europe’s uneven recovery tempered investor sentiment and expectations for a rebound in global growth. The U.S. Federal Reserve (“Fed”) raised interest rates at the fastest pace in over a decade, with the unintended consequences of higher funding costs exposing weakness in some regional banks and, in more extreme circumstances, contributing to several bank failures. Then, the unexpected sale of Credit Suisse to UBS in Europe highlighted the macroeconomic angst of global investors. Meanwhile, the Russia-Ukraine conflict continued to pose a significant geopolitical risk for investors. Given the increasingly challenging macroeconomic backdrop and dour investor sentiment during the beginning of the reporting period, a notable oscillation between soft-landing optimism and hard-landing fears took hold during the reporting period. Against this backdrop, the U.S. economy experienced extraordinary economic contradictions during the reporting period.

While many economists and market participants predicted that the U.S. economy would enter a recession during the first half of 2023, many of the vicious headwinds from last year turned into tailwinds for the economy. As evidenced by the latest consumer price index (“CPI”) report, inflation moderated without a substantial increase in the unemployment rate. As of this writing, the unemployment rate is 3.8%. Although a near-record-low unemployment rate underscored the resilience of the U.S. economy during the reporting period, leading economic indicators, such as The Conference Board Leading Economic Index® (“LEI”), continued to flash recession warning signs. Still, underlying wage strength, resilient economic data, and receding inflation have helped to buoy financial markets, as the hopes for a soft landing - mitigation of inflation without causing a significant increase in unemployment- continued to captivate market participants during the reporting period.

In the face of higher borrowing costs, economic data for the reporting period was broadly consistent with an economy that proved remarkably more resilient than previously anticipated. For example, U.S. gross domestic product (“GDP”) increased at a 2.6% annualized pace for the final three months of 2022. Showing a surprising resilience in the face of tighter monetary policy and weaker manufacturing data, the U.S. economy grew by a 2.0% annualized rate in the first quarter of 2023. Likewise, GDP in the second quarter increased at a 2.1% annualized rate, primarily driven by upward revisions to state and local government spending, structures investment, and consumer spending. Similarly, corporate earnings were better than feared during the reporting period, and overall earnings revisions for the S&P 500® Index (“S&P 500®”) turned noticeably higher toward the latter half of the reporting period.

Despite eleven rate hikes since 2022, the remarkable resiliency of the U.S. consumer, in conjunction with better-than-expected economic data, likely increased the probability that the Fed can engineer a soft landing while bringing inflation back to its target rate of 2%. That said, the Fed will likely keep the real federal funds rate higher for longer. Federal Reserve Chair Jerome Powell echoed this sentiment at the Jackson Hole Economic Symposium in August by mentioning, “We are attentive to signs that the economy may not be cooling as expected.” While the Fed has acknowledged that inflation has diminished from its peak, Chair Jerome Powell noted that prices remained “too high” and articulated to investors that the Fed will continue to hold policy at a restrictive level until it is confident that inflation has been sustainably quelled. As such, investors should remember that monetary policy often acts with long and variable lags, a potential headwind to the economy and financial markets.

The labor market has been a pillar of strength for the U.S. economy and has supported the resiliency of the U.S. consumer. While tight from a historical standpoint, the U.S. labor market has shown signs of gradual softening, highlighting the importance for investors to focus on both sides of the Fed’s dual mandate - inflation and employment.

Letter to Investors (Unaudited) (Continued)

August 31, 2023

Three distinct factors converged at the start of the reporting period, laying the groundwork for the ensuing rally in the S&P 500® during the reporting period: pessimistic investor sentiment, oversold indexes, and favorable breadth divergence. Then, toward the latter half of the reporting period, market breadth improved relative to the extreme concentration that characterized the market during the first half of 2023. To illustrate, seven of the largest companies, Microsoft, Nvidia, Apple, Amazon, Facebook, Tesla, and Google, accounted for a disproportionate share of the S&P 500®’s performance. Some market participants questioned why seven large-cap Technology, Consumer Discretionary, and Communication Services stocks inspired such enthusiasm among investors. Briefly, the above companies, known as the “Magnificent Seven,” generally have strong fundamentals, hold decent cash reserves, and have significant advantages with intellectual property. Further, signs of receding inflation, interest rate stabilization, and a potential peak in the federal funds rate likely lured investors toward the Magnificent Seven. Finally, during the first half of the reporting period, some investors articulated that the Magnificent Seven’s exposure to structural megatrends likely justified the market’s narrow breadth.

Several notable market dynamics unfolded this year. First, since the unfortunate failure of Silicon Valley Bank (“SVB”) on March 10, 2023, most of the S&P 500®’s gains materialized after the collapse of SVB. Second, related to corporate earnings, almost all of the appreciation in the stock market since last September for the S&P 500® came from multiple expansions (“P/E” *), with virtually no support from the denominator in the equation (earnings). Second, investors favored the Magnificent Seven and companies that could benefit from generative artificial intelligence (“AI”). As such, AI stoked massive enthusiasm among investors, and higher-quality balance sheets with defensive characteristics appeared attractive to investors who sought a port of safety during the regional banking crisis and debt ceiling debate. Lastly, market breadth improved toward the latter half of the reporting period as small-cap and mid-size companies at long last participated in the rally.

The first quarter of 2023 was the second positive quarter for the S&P 500®. Then, as the second quarter evolved, markets were in flux from the regional banking crisis, and investors were wary of any potential contagion risks. The market volatility, however, was short-lived as market participants gained solace in the Federal Reserve’s ability to limit the fallout from SVB’s failure. Despite a somewhat muted April and May, market participants became more confident that the economy would remain resilient, helping to improve investor sentiment. Positive market momentum and better-than-expected second-quarter earnings helped equities post solid gains in July, making it the fifth straight monthly gain for the S&P 500®, its longest sustained rally since August 2021. As the reporting period concluded in August, U.S. equities finished lower as the S&P 500® and NASDAQ Composite Index (“NASDAQ”) posted their first monthly declines since February. As such, equity markets generated robust performance during the reporting period, with the tech-heavy NASDAQ outperforming the S&P 500® and both indexes significantly outperforming the S&P 500® Equal-Weighted Index and Russell 2000® Index.

On a sector level, nine of the eleven sectors finished the reporting period with positive returns. Information Technology, Communication Services, and Industrials were the best-performing sectors, with gains of 33.3%, 25.7%, and 18.6%, respectively. Turning to the laggards, Real Estate and Utilities returned -8.1% and -12.6%, respectively. Resilient economic data and AI enthusiasm caused investors to rotate to sectors that would benefit from the stronger-than-expected economic growth. For example, while every S&P 500® sector posted positive results in June and July, economically sensitive sectors such as Energy, Materials, Financials, and Industrials staged a decent comeback during the reporting period. The reporting period’s sector performance is a healthy reminder that, despite the exuberance of AI and investors’ preference for large-cap tech stocks, other sectors can exhibit impressive results, too. Further, sector performance during the reporting period demonstrated investors’ focus on quality factors, such as healthy profit margins, strong free cash flow, strong balance sheets, and positive earnings revisions/surprises.

International markets experienced elevated levels of volatility as economic optimism gave way to geopolitical risks and slowing growth momentum due to a sharper deterioration in service activity, inventory de-stocking, weak foreign demand, and a tightening of credit conditions. At the same time, the continued belief in disinflation helped to soften investors’ fears of future rate hikes by the European Central Bank. Further, continued low unemployment supported international corporate profits. As such, the MSCI EAFE® Index finished the period with a gain of nearly 17.9%. Also, the MSCI Emerging Markets® Index gained 1.2%.

Letter to Investors (Unaudited) (Continued)

August 31, 2023

U.S. Treasury yields rose during the reporting period as economic growth remained strong, giving investors angst that the Fed might continue to raise interest rates. Chair Powell exemplified this interplay between economic data and Fed policy by delivering hawkish commentary at the Jackson Hole conference. During the meeting, Chair Powell emphasized that if economic growth remained strong, rates may need to increase further. The “higher-for-longer” theme, which gripped the fixed-income market during the reporting period, resulted in real yields rising to their highest levels since 2008. Investors were concerned about positive real yields during the reporting period as it could lead to higher corporate borrowing costs, which might affect corporate profits. For bond investors, however, positive real yields represented an opportunity to generate attractive returns without chasing comparatively riskier assets. In other words, rising real yields are the risk-free alternative to owning stocks, another key theme during the reporting period.

As expected at Jackson Hole, the Fed indicated it was prepared to raise interest rates further if warranted. After aggressively increasing rates since 2022, however, Powell signaled that policy shifted to a phase where policymakers are sensitive to the risk of doing too much. Chair Powell’s acknowledgment of the dangers posed by excessive rate hikes underscored the increase in yields observed throughout the reporting period. For example, the yield on the benchmark 10-year Treasury increased to 4.10% as of August 31, 2023, from 3.26% on September 1, 2022. Likewise, the yield on the 2-year Treasury rose to 4.86% as of August 31, 2023, from 3.52% on September 1, 2022. Further, as of this writing, the 10-year Treasury bond is on pace for its third consecutive annual decline, and the 3-month Treasury bill yield hit 5.48% on August 28, 2023, its highest level since January 2001.

The continuing theme from last year, a myriad of recession forecasts and alerts from inverted yield curves, remained valid during the reporting period. The well-known spread between the 10-year and 2-year Treasury bond yields (“2Yr/10Yr spread”) remained inverted during the reporting period, touching a low of -1.08% on July 3, 2023, and ending the reporting period at -0.76%. Notably, the re-steepening of the 2Yr/10Yr spread from July to the end of the reporting period rattled market participants. The increase in long-term Treasury yields, which saw the 30-year fixed-rate mortgage hit its highest level since December 2000, occurred due to multiple factors. Firstly, the Bank of Japan changed its yield curve control policies. Secondly, economic data proved resilient, causing some bond market participants to reverse course and unwind their bearish bets on the economy. Thirdly, Fitch Ratings Inc. downgraded the rating of U.S. government debt to AA+ from AAA. Finally, soaring deficits likely caused bond vigilantes to demand a greater risk premium.

As such, the Bloomberg® U.S. Aggregate Bond Index returned -1.19% during the reporting period. Further, as of August 31, 2023, the Bloomberg® U.S. Aggregate Bond Index crossed 37 months (about 3 years) without making a new all-time high, likely the longest streak in its near 50-year history. This also underscored a key theme for the reporting period. Yields offered an attractive income, but price appreciation remained elusive. In addition, today’s backdrop of higher interest rates and elevated uncertainty coupled with tighter lending standards should alert investors to potential vulnerabilities stemming from rate-sensitive balance sheets. Lastly, during the final few days of the reporting period, some market participants reasoned that the long end of the Treasury curve started to reflect weakening economic data, causing yields to moderate.

At the reporting period’s outset, investor positioning and sentiment were pessimistic, casting a bearish shadow of uncertainty over the capital markets. As the year progressed, however, a remarkable transformation unfolded, as investor sentiment and positing reversed course with improving economic trends providing solid momentum for the capital markets. Indeed, the whiplash investors experienced from the exceedingly dire performance across stock and bond markets in 2022 to the respectable rebound in the first half of 2023 provided investors with a masterclass on the importance of staying invested and not making emotional investment decisions. For much of the last 18 months, stock and bond markets have been at the whim of monetary policy decisions. In 2022, angst over monetary policy culminated in a bear market as the Fed embarked on an aggressive tightening campaign to quell inflation. Then, in 2023, the tide turned somewhat, with markets rallying, as an end to the rate-hiking cycle seemed plausible based on moderating inflation data. At the same time, inflation is still above the Fed’s inflation target of 2%, reminding investors that volatility in the market is always lurking and that maintaining a diversified portfolio is critical to achieving long-term success.

During the 12-month reporting period, the S&P 500® had positive gains in eight of the 12 months. Better-than-expected corporate earnings and resilient economic data boosted equity performance,

Letter to Investors (Unaudited) (Continued)

August 31, 2023

reassuring investors about the market’s durability during the reporting period.

In summary, the reporting period was marked by several distinct market dynamics, including persistent inflation, high housing prices, and a possible looming recession, to name a few, confronting investors with an economic and financial market environment unlike anything experienced in the past decade. Despite these challenges, a long-term view and properly diversified portfolios remain crucial to a successful investment approach. At Nationwide, we understand these challenges and remain committed to delivering exceptional results for our clients. We are confident in our ability to help investors navigate the markets for years to come. We thank you for putting your trust in us and will continue to work diligently to meet your investment needs.

Sincerely,

Kevin T. Jestice
President and Chief Executive Officer
Nationwide Fund Advisors

*	The price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its earnings per share.

Fund holdings and sector allocations are subject to change. Please see each Fund’s Schedule of Investments for a complete list of Fund holdings.

The following chart provides returns for various market segments for the annual reporting period that ended August 31, 2023:

Index	Annual Total Return (As of August 31, 2023)
Bloomberg® Emerging Markets USD Aggregate Bond Index	3.98%
Bloomberg® Municipal Bond Index	1.70%
Bloomberg® U.S. 1-3 Year Government/Credit Bond Index	1.57%
Bloomberg® U.S. 10-20 Year Treasury Bond Index	-7.22%
Bloomberg® U.S. Aggregate Bond Index	-1.19%
Bloomberg® U.S. Corporate High Yield Index	7.16%
MSCI® EAFE Index	17.92%
MSCI® Emerging Markets Index	1.25%
MSCI® ACWI ex USA Index	11.89%
Russell 1000® Growth Index	21.94%
Russell 1000® Value Index	8.59%
Russell 2000® Index	4.65%
S&P 500® Index	15.94%
S&P 500® Equal Weight Index	8.67%
Nasdaq Composite Index	19.85%

Source: Morningstar

Fund Commentaries (Unaudited)	Nationwide Nasdaq-100® Risk-Managed Income ETF

August 31, 2023

During the year ended August 31, 2023 (the ”current fiscal period”), the Nationwide Nasdaq-100® Risk-Managed Income ETF (“NUSI” or the “Fund”) returned 14.42% (at net asset value (“NAV”)) compared to its benchmark index, the Cboe S&P 500® Zero-Cost Put Spread Collar Index (“CLLZ”), which returned 16.18%.

NUSI is an income-focused ETF, designed to seek high monthly income for investors, while offering the potential for a measure of downside protection in falling markets along with partial upside capture in rising markets, as indicated by the Fund’s rules-based net-credit collar options model.

We believe NUSI has been and will likely continue to be a viable option for investors seeking monthly income, having maintained its consistent track record of delivering monthly distributions since its inception. Looking back over the current fiscal period, NUSI had a total return of 14.42% and a 12-month trailing yield of 7.41%.

During Q4 2022, NUSI returned -2.95% (market price), underperforming the Nasdaq-100 (“NDX”) and CLLZ indexes, which returned -0.04% and 7.19%, respectively. Most notably, after posting gains in October and November, the NDX veered sharply lower in December, to end the month down 9.01%. The Fund outperformed the NDX by 625 basis points in December, returning -2.76% (market price) during the month. The measure of downside protection derived from the long NDX 12/16/22 11025 put and the long NDX 1/21/23 10800 put amid the NDX’s intramonth sell off was the primary contributor to the Fund’s outperformance relative to the NDX in December, which also helped NUSI outperform the NDX index for the 2022 calendar year.

During Q1 2023, NUSI rose 8.31%, underperforming the NDX index by 12.29%, but outperforming its benchmark index (CLLZ) by 2.62%, which returned 5.69%. The Nasdaq-100® rebounded strongly in Q1 of 2023, rallying 20.77% following a very tough 2022 during which the tech-heavy index fell -32.38%. The Fund underperformed because the index rose sharply (especially in January), while both the short call and long put were held by the Fund. Short call liability and long put decay both detracted from performance as the underlying NDX index rallied. However, per the rules-based model, the short call was closed prior to options expiration each month in an attempt to capture some of the rally in the underlying NDX index, which the Fund was able to do, and why it was able to outperform its benchmark index (CLLZ).

During Q2 2023, NUSI rose 11.84%, underperforming the NDX index by 3.54%, but outperforming its benchmark index (CLLZ) by 17.66%, which fell -5.82%. The Nasdaq-100® posted another strong quarter in Q2 2023, rallying 15.39%, bringing the YTD total return to an impressive 39.35% as of 6/30/2023. The main period that contributed to the underperformance relative to NDX was the second half of May, when short call liability and long put decay both detracted from performance as the underlying NDX index rallied. However, per the rules-based model, the short call was closed prior to options expiration each month and the Fund was able to capture roughly 77% of the total upside in the NDX during Q2, while significantly outperforming its benchmark index (CLLZ).

Effective July 17, 2023, NEOS Investment Management, LLC (“NEOS”) replaced Harvest Volatility Management, LLC (“Harvest”) as a sub-adviser to the Fund. Following the change in sub-advisers, Curt Brockelman no longer served as a portfolio manager to the Fund; however, Troy Cates and Garrett Paolella continue to serve as the Fund’s portfolio managers, each in his new role as Co-Founder, Managing Partner and Portfolio Manager of NEOS.

From the start of Q3 2023 through 8/31/2023, NUSI fell 0.15% (at market price) compared to the Nasdaq 100® Index, which rose 2.28%. This underperformance is due to NUSI lagging the Nasdaq 100’s appreciation in July and bearing all of the downside move in August after the short call was repurchased. During July, the tech-heavy NDX index rose 3.21% while NUSI only rose 1.22%. In August, the short call was closed per the rules-based model; however volatility returned to the markets and the NDX fell 1.50%. During the same period NUSI fell 1.60% as the short call was closed and the long put expired out-of-the-money.

The Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by a Fund varies from period-to-period. Each month, the Fund determines the amount of distribution to pay based on a combination of the amount of options premium generated from the Fund’s options collar strategy implemented for the applicable month, the dividends generated by the Fund’s underlying equity portfolio, and the appreciation of the Fund’s equity holdings. As a result of such distribution strategy, the Fund’s distributions are expected to exceed its earnings and profits in some or all tax years, and consequently, all or a portion of the distributions made for a taxable year may be characterized as a return of capital to shareholders. The Fund made monthly distributions

Fund Commentaries (Unaudited) (Continued)	Nationwide Nasdaq-100® Risk-Managed Income ETF

August 31, 2023

of approximately 0.65% of net assets during each calendar month of the fiscal year, of which approximately 96.87% were return of capital.

NEOS Investment Management

Portfolio Managers: Troy Cates and Garrett Paolella

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

KEY RISKS: The Fund is subject to the risks of investing in equity securities, including tracking stock (a class of common stock that “tracks” the performance of a unit or division within a larger company). A tracking stock’s value may decline even if the larger company’s stock increases in value. The Fund is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and illiquidity and are highly volatile). The Fund employs a collared options strategy (using call and put options is speculative and can lead to losses because of adverse movements in the price or value of the reference asset). The success of the Fund’s investment strategy may depend on the effectiveness of the subadviser’s quantitative tools for screening securities and on data provided by third parties.

The Fund expects to invest a portion of its assets to replicate the holdings of an index. Correlation between Fund performance and index performance may be affected by Fund expenses and because the Fund may not be invested fully in the securities of the index or may hold securities not included in the index. The Fund frequently may buy and sell portfolio securities and other assets to rebalance its exposure to various market sectors. Higher portfolio turnover may result in higher levels of transaction costs paid by the Fund and greater tax liabilities for shareholders. The Fund may concentrate on specific sectors or industries, subjecting it to greater volatility than that of other ETFs. The Fund may hold large positions in a small number of securities, and an increase or decrease in the value of such securities may have a disproportionate impact on the Fund’s value and total return. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered non-diversified. Additional Fund risk includes: collared options strategy risk, correlation risk, derivatives risk, foreign investment risk, and industry concentration risk.

The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index. The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedule of Investments in this report.

Nasdaq-100® Index: A rules-based, market capitalization-weighted index of the 100 largest, most actively traded U.S companies listed on the Nasdaq stock exchange. The Index includes companies from various industries except for the financial industry, like commercial and investment banks. These non-financial sectors include retail, biotechnology, industrial, technology, health care, and others.

Nasdaq® and the Nasdaq-100® are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Nationwide Fund Advisors. The Product has not been passed on by the Corporations as to their legality or suitability. The Product is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product.

Cboe S&P 500® Zero-Cost Put Spread Collar Index: An index designed to track the performance of a hypothetical option trading strategy that 1) holds a long position indexed to the S&P 500 Index; 2) on a monthly basis buys a 2.5% - 5% S&P 500 Index (SPX) put option spread; and 3) sells a monthly out-of-the-money (OTM) SPX call option to cover the cost of the put spread.

Definitions

Annualized Distribution Yield: Calculated by annualizing the most recent distribution and dividing by the most recent fund NAV. The yield represents a single distribution from the fund and does not represent total return of the fund.

Basis Point: A common unit of measure for interest rates and other percentages in finance. One basis point is equivalent to one hundredth of one percent. Accordingly, one hundred basis points is the equivalent of one percentage point.

Call options: Financial contracts that give the option buyer the right, but not the obligation, to buy a stock, bond, commodity, or other asset or instrument at a specified price within a specific time period.

Out-of-the-money: When the market price of an instrument on which you hold an option is not close to the strike price.

Options Collar: A collar is an options strategy that involves buying a downside put and selling an upside call that is implemented to protect against large losses, but which also limits large upside gains. The protective collar strategy involves two strategies known as a protective put and covered call.

Put: An option that gives the right, but not the obligation, to sell a certain amount of the underlying asset at a set price within a specific time.

Rolling positions: An effective way to increase trade duration and gives you more time to be right with assumptions and let the probabilities work.

Topping out: Denoting a market or a security that is at the end of a period of rising prices and can now be expected to stay on a plateau or even to decline.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation, member FINRA, Columbus, Ohio. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. © 2023 Nationwide

Fund Commentaries (Unaudited)	Nationwide Dow Jones® Risk-Managed Income ETF

August 31, 2023

During the year ended August 31, 2023 (the ”current fiscal period”), the Nationwide Dow Jones® Risk-Managed Income ETF (“NDJI” or the “Fund”) returned 5.12% (at net asset value (“NAV”)) compared to its benchmark index, the Cboe S&P 500® Zero-Cost Put Spread Collar Index (“CLLZ”), which returned 16.18%.

NDJI is an income-focused ETF, designed to seek high monthly income for investors while offering the potential for a measure of downside protection in falling markets along with partial upside capture in rising markets, as indicated by the Fund’s rules-based net-credit collar options model.

We believe NDJI has been and will likely continue to be a viable option for investors seeking monthly income, having maintained its consistent track record of delivering monthly distributions since its inception. Looking back over the current fiscal period, NDJI had a total return of 5.12% and a 12-month trailing yield of 6.98%.

During Q4 2022, NDJI returned 6.45% (market price), underperforming the Dow Jones Industrial Average (“DJI”) and CLLZ indexes, which returned 16.01% and 7.19%, respectively. Most notably was the DJI Index returning 14.07% in October, delivering strong performance on the back of upbeat earnings, easing inflationary pressure, and reports that the Fed might slow or even suspend its current rate hike cycle. By comparison, the Fund advanced 5.69% (market price), underperforming the DJI by 8.38% during the month. The Fund’s underperformance relative to the DJI in October was primarily attributed to the short DJX 11/18/22 305 call option limiting the Fund’s upside participation between the October option roll date (10/20/2022) and the end of the month when most of the DJI’s gains for the month were realized.

During Q1 of 2023, the DJI rose advancing 0.93% following a tough 2022 during which the blue-chip index fell 6.86%. NDJI rose 0.68%, underperforming both the DJI and CLLZ by 0.25% and 5.01%, respectively. The Fund underperformed the DJI index in Q1 2023 lagging during the blue-chip index’s positive months in January and March, while both the short call and long put options remained on the Fund. Short call liability and long put decay both detracted from performance as the underlying DJI index rallied during those months. During February, however, the measure of downside protection was showcased as the Fund only fell 0.61% alongside the DJI index, which fell 3.94%.

During Q2 of 2023, NDJI rose 4.46%, outperforming the DJI index by 0.49%, and outperforming CLLZ by 10.28%, which fell 5.82%. The Fund slightly outperformed the DJI in Q2 2023 on a total return basis. The Fund was able to capture almost all the upside during April and June when the DJI rose and offered a measure of downside protection during May as the DJI fell over three percent.

Effective July 17, 2023, NEOS Investment Management, LLC (“NEOS”) replaced Harvest Volatility Management, LLC (“Harvest”) as a sub-adviser to the Fund. Following the change in sub-advisers, Curt Brockelman no longer served as a portfolio manager to the Fund; however, Troy Cates and Garrett Paolella continue to serve as the Fund’s portfolio managers, each in his new role as Co-Founder, Managing Partner and Portfolio Manager of NEOS.

From the start of Q3 2023 through 8/31/2023, NDJI returned 1.92% (at market price) compared to the Dow Jones Industrial Average Index, which returned 1.36%. NDJI was able to capture a majority of the upside move in the Dow Jones during July as the index mostly hovered within NDJI’s option collar. In August the Dow Jones sold off 2.01%, while NDJI’s long puts offered a measure of downside protection as the Fund only dropped 0.42%, which was the major contributor to the overall outperformance during this period.

The Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by a Fund varies from period-to-period. Each month, the Fund determines the amount of distribution to pay based on a combination of the amount of options premium generated from the Fund’s options collar strategy implemented for the applicable month, the dividends generated by the Fund’s underlying equity portfolio, and the appreciation of the Fund’s equity holdings. As a result of such distribution strategy, the Fund’s distributions are expected to exceed its earnings and profits in some or all tax years, and consequently, all or a portion of the distributions made for a taxable year may be characterized as a return of capital to shareholders. The Fund made monthly distributions of approximately 0.58% of net assets during each calendar month of the fiscal year, of which approximately 78.29% were return of capital.

NEOS Investment Management

Portfolio Managers: Troy Cates and Garrett Paolella

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Fund Commentaries (Unaudited) (Continued)	Nationwide Dow Jones® Risk-Managed Income ETF

August 31, 2023

KEY RISKS: The Fund is subject to the risks of investing in equity securities, including tracking stock (a class of common stock that “tracks” the performance of a unit or division within a larger company). A tracking stock’s value may decline even if the larger company’s stock increases in value. The Fund is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and illiquidity and are highly volatile). The Fund employs a collared options strategy (using call and put options is speculative and can lead to losses because of adverse movements in the price or value of the reference asset). The success of the Fund’s investment strategy may depend on the effectiveness of the subadviser’s quantitative tools for screening securities and on data provided by third parties.

The Fund expects to invest a portion of its assets to replicate the holdings of an index. Correlation between Fund performance and index performance may be affected by Fund expenses and because the Fund may not be invested fully in the securities of the index or may hold securities not included in the index. The Fund frequently may buy and sell portfolio securities and other assets to rebalance its exposure to various market sectors. Higher portfolio turnover may result in higher levels of transaction costs paid by the Fund and greater tax liabilities for shareholders. The Fund may concentrate on specific sectors or industries, subjecting it to greater volatility than that of other ETFs. The Fund may hold large positions in a small number of securities, and an increase or decrease in the value of such securities may have a disproportionate impact on the Fund’s value and total return. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered non-diversified. Additional Fund risk includes: collared options strategy risk, correlation risk, derivatives risk, foreign investment risk, and industry concentration risk.

The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index. The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedule of Investments in this report.

Dow Jones Industrial Average®: A price-weighted index composed of 30 “blue-chip” U.S. stocks. The index covers all industries except transportation and utilities, respectively.

The Dow Jones Industrial Average® is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Nationwide Fund Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones®, Dow Jones Industrial Average®, DJIA® and The Dow® are registered trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Nationwide Fund Advisors. The Nationwide Dow Jones® Risk-Managed Income ETF (“NDJI”) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s), nor do they have any liability for any errors, omissions or interruptions of the Dow Jones Industrial Average®.

Cboe S&P 500® Zero-Cost Put Spread Collar Index: An index designed to track the performance of a hypothetical option trading strategy that 1) holds a long position indexed to the S&P 500 Index; 2) on a monthly basis buys a 2.5% - 5% S&P 500 Index (SPX) put option spread; and 3) sells a monthly out-of-the-money (OTM) SPX call option to cover the cost of the put spread.

Definitions

Annualized Distribution Yield: Calculated by annualizing the most recent distribution and dividing by the most recent fund NAV. The yield represents a single distribution from the fund and does not represent total return of the fund.

Basis Point: A common unit of measure for interest rates and other percentages in finance. One basis point is equivalent to one hundredth of one percent. Accordingly, one hundred basis points is the equivalent of one percentage point.

Call options: Financial contracts that give the option buyer the right, but not the obligation, to buy a stock, bond, commodity, or other asset or instrument at a specified price within a specific time period.

Out-of-the-money: When the market price of an instrument on which you hold an option is not close to the strike price.

Options Collar: A collar is an options strategy that involves buying a downside put and selling an upside call that is implemented to protect against large losses, but which also limits large upside gains. The protective collar strategy involves two strategies known as a protective put and covered call.

Put: An option that gives the right, but not the obligation, to sell a certain amount of the underlying asset at a set price within a specific time.

Rolling positions: An effective way to increase trade duration and gives you more time to be right with assumptions and let the probabilities work.

Topping out: Denoting a market or a security that is at the end of a period of rising prices and can now be expected to stay on a plateau or even to decline.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation, member FINRA, Columbus, Ohio. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. © 2023 Nationwide

Fund Commentaries (Unaudited)	Nationwide Russell 2000® Risk-Managed Income ETF

August 31, 2023

During the year ended August 31, 2023 (the “current fiscal period”), the Nationwide Russell 2000® Risk-Managed Income ETF (“NTKI” or the “Fund”) returned 2.30% (at net asset value (“NAV”)) compared to its benchmark index, the Cboe Russell 2000® Zero-Cost Put Spread Collar Index (“CLLR”), which returned 10.29%.

NTKI is an income-focused ETF designed to seek high monthly income for investors while offering the potential for a measure of downside protection in falling markets along with partial upside capture in rising markets, as indicated by the Fund’s rules-based net-credit collar options model.

We believe NTKI has been and will likely continue to be a viable option for investors seeking monthly income, having maintained its consistent track record of delivering monthly distributions since its inception. Looking back over the current fiscal period, NTKI had a total return of 2.30% and a 12-month trailing yield of 7.14%.

Small-cap stocks underperformed their large-cap counterparts in Q4 2022, with the Fund’s reference index, the Russell 2000® Index (“RTY”) returning 6.20%, compared to the S&P 500 returning 7.55%. By comparison, NTKI returned 0.13% (market price) in Q4 2022, underperforming both the RTY and CLLR, by 6.07% and 7.43%, respectively. The Fund’s relative underperformance during the fourth quarter was primarily attributed to the limitation on the Fund’s upside participation between the October options roll date (10/20/2022) and the end of October when most of the RTY’s gains for the month were realized, and the Fund’s position in the short RUT 11/18/22 1720 call.

The RTY rose in Q1 of 2023 advancing 2.74% following a tough year in 2022 during which the small-cap index fell 20.44%. NTKI rose 3.85%, outperforming both the RTY index and CLLR by 1.11% and 0.07%, respectively. The Fund outperformed the RTY index in Q1 2023, largely helped by the measure of downside protection offered by NTKI during February and March. During January, the Fund’s short call liability and long put decay both detracted from performance as the underlying RTY index rallied to start the year.

The Russell 2000® Index posted a strong quarter in Q2 2023, rising 5.21% propelled by a very strong June rally. NTKI rose 3.54%, underperforming the RTY by 1.67%, and outperforming CLLZ by 0.15%s, which rose 3.39%. The Fund offered a measure of downside protection and outperformance during April and May when the RTY declined; however, in June the RTY rallied 8.13% and NTKI lagged considerably due to its short call liability and long put decay.

Effective July 17, 2023, NEOS Investment Management, LLC (“NEOS”) replaced Harvest Volatility Management, LLC (“Harvest”) as a sub-adviser to the Fund. Following the change in sub-advisers, Curt Brockelman no longer served as a portfolio manager to the Fund; however, Troy Cates and Garrett Paolella continue to serve as the Fund’s portfolio managers, each in his new role as Co-Founder, Managing Partner and Portfolio Manager of NEOS.

From the start of Q3 2023 through the current fiscal period, NTKI fell 0.26% (at market price) compared to RTY, which rose 0.81%. The reason for the underperformance was due to NTKI lagging the Russell 2000 Index, which rallied 6.12% in July. In comparison, NTKI rose 2.41% in July. As market volatility returned in August, however, the small-cap index quickly reversed course and fell 5.00%. NTKI’s long puts were able to offer a measure of downside protection helping the Fund to fall only 2.61%, and make up for some of the upside lag during the previous month.

The Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by a Fund varies from period-to-period. Each month, the Fund determines the amount of distribution to pay based on a combination of the amount of options premium generated from the Fund’s options collar strategy implemented for the applicable month, the dividends generated by the Fund’s underlying equity portfolio, and the appreciation of the Fund’s equity holdings. As a result of such distribution strategy, the Fund’s distributions are expected to exceed its earnings and profits in some or all tax years, and consequently, all or a portion of the distributions made for a taxable year may be characterized as a return of capital to shareholders. The Fund made monthly distributions of approximately 0.58% of net assets during each calendar month of the fiscal year, of which approximately 87.85% were return of capital.

NEOS Investment Management

Portfolio Managers: Troy Cates and Garrett Paolella

Effective July 17, 2023, the Fund’s Principal Investment Strategy was restated as follows: The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective principally by investing in (i) the Vanguard Russell 2000 Index Fund ETF Shares (VTWO) (the “Underlying ETF”), which seeks to track the performance of the Russell 2000® Index (the “Russell 2000” or the “Reference Index”) that measures the investment return of U.S.-listed small-capitalization equities, and (ii) an options collar

Fund Commentaries (Unaudited) (Continued)	Nationwide Russell 2000® Risk-Managed Income ETF

August 31, 2023

(i.e., a mix of written (sold) call options and long (bought) put options) on the Russell 2000. The Fund seeks to generate high current income on a monthly basis from a combination of the dividends received from the Fund’s Underlying ETF holdings and the premiums earned from the options collar. The options collar seeks to generate a net-credit by receiving premium from the sale of the call options that is greater than the cost of buying the protective put options. The options collar is designed to reduce the Fund’s volatility and provide a measure of downside protection.

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

KEY RISKS: The Fund is subject to the risks of investing in equity securities, including tracking stock (a class of common stock that “tracks” the performance of a unit or division within a larger company). A tracking stock’s value may decline even if the larger company’s stock increases in value. The Fund is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and illiquidity and are highly volatile). The Fund employs a collared options strategy (using call and put options is speculative and can lead to losses because of adverse movements in the price or value of the reference asset). The success of the Fund’s investment strategy may depend on the effectiveness of the subadviser’s quantitative tools for screening securities and on data provided by third parties.

The Fund expects to invest a portion of its assets to replicate the holdings of an index. Correlation between Fund performance and index performance may be affected by Fund expenses and because the Fund may not be invested fully in the securities of the index or may hold securities not included in the index. The Fund frequently may buy and sell portfolio securities and other assets to rebalance its exposure to various market sectors. Higher portfolio turnover may result in higher levels of transaction costs paid by the Fund and greater tax liabilities for shareholders. The Fund may concentrate on specific sectors or industries, subjecting it to greater volatility than that of other ETFs. The Fund may hold large positions in a small number of securities, and an increase or decrease in the value of such securities may have a disproportionate impact on the Fund’s value and total return. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered non-diversified. Additional Fund risk includes: collared options strategy risk, correlation risk, derivatives risk, foreign investment risk, small cap investment risk, and industry concentration risk.

The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index. The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedule of Investments in this report.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

FTSE Russell (“Russell”) is the Index Provider for the Russell 2000® Index (“Russell 2000®” or the “Index”). Russell is not affiliated with the Fund, Nationwide Fund Advisors, the Distributor nor any of their respective affiliates. Nationwide Fund Advisors has entered into a license agreement with Russell to use the Russell 2000®.

The Nationwide Russell 2000® Risk-Managed Income ETF (“NTKI”) has been developed solely by Nationwide Fund Advisors. NTKI is not in any way connected to nor sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell 2000® vest in the relevant LSE Group company which owns the Index. “Russell®” is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of reliance on or any error in the Index or (b) investment in or operation of NTKI. The LSE Group makes no claim, prediction, warranty nor representation either as to the results to be obtained from NTKI or the suitability of the Index for the purpose to which it is being put by Nationwide Fund Advisors.

Cboe Russell 2000 Zero-Cost Put Spread Collar Index: An index designed to track the performance of a hypothetical portfolio of securities composed of a 2.5%-5% put spread of options on the Russell 2000 (RUT options), and which seeks to offset the already low cost of the put position with a long RUT call at a strike such that the call premium offsets the cost of the put spread.

Definitions

Annualized Distribution Yield: Calculated by annualizing the most recent distribution and dividing by the most recent fund NAV. The yield represents a single distribution from the fund and does not represent total return of the fund.

Basis Point: A common unit of measure for interest rates and other percentages in finance. One basis point is equivalent to one hundredth of one percent. Accordingly, one hundred basis points is the equivalent of one percentage point.

Call options: Financial contracts that give the option buyer the right, but not the obligation, to buy a stock, bond, commodity, or other asset or instrument at a specified price within a specific time period.

Out-of-the-money: When the market price of an instrument on which you hold an option is not close to the strike price.

Options Collar: A collar is an options strategy that involves buying a downside put and selling an upside call that is implemented to protect against large losses, but which also limits large upside gains. The protective collar strategy involves two strategies known as a protective put and covered call.

Fund Commentaries (Unaudited) (Continued)	Nationwide Russell 2000® Risk-Managed Income ETF

August 31, 2023

Put: An option that gives the right, but not the obligation, to sell a certain amount of the underlying asset at a set price within a specific time.

Rolling positions: An effective way to increase trade duration and gives you more time to be right with assumptions and let the probabilities work.

Topping out: Denoting a market or a security that is at the end of a period of rising prices and can now be expected to stay on a plateau or even to decline.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation, member FINRA, Columbus, Ohio. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. © 2023 Nationwide

Fund Commentaries (Unaudited)	Nationwide S&P 500® Risk-Managed Income ETF

August 31, 2023

During the year ended August 31,2023 (the “current fiscal period”), the Nationwide S&P 500® Risk-Managed Income ETF (“NSPI” or the “Fund”) returned 8.30% (at net asset value (“NAV”)) compared to its benchmark index, the Cboe S&P 500® Zero-Cost Put Spread Collar Index (“CLLZ”), which returned 16.18%.

NSPI is an income-focused ETF designed to seek high monthly income for investors while offering the potential for a measure of downside protection in falling markets along with partial upside capture in rising markets, as indicated by the Fund’s rules-based net-credit collar options model.

We believe NSPI has been and will likely continue to be a viable option for investors seeking monthly income, having maintained its consistent track record of delivering monthly distributions since its inception. Looking back over the current fiscal period, NSPI had a total return of 8.30% and 12-month trailing yield of 6.87%.

During Q4 2022, NSPI returned 1.14% (market price), underperforming the S&P 500 (“SPX”) and CLLZ indexes, which returned 7.55% and 7.19%, respectively. The Fund’s relative underperformance during the fourth quarter was primarily attributed to the limitation on the Fund’s upside participation between the October roll date (10/20/2022) and the end of October when most of the SPX’s gains for the month were realized, stemming from the short SPX 11/18/22 3705 call option held by the Fund.

During Q1 2023, NSPI rose 5.35%, underperforming both SPX and CLLZ by 2.15% and 0.15%, respectively. The Fund underperformed SPX in Q1 2023 because the index rose rapidly, especially in January and March, while both the short call and long put remained on the Fund. Short call liability and long put decay both detracted from performance as the underlying SPX index rallied. During February, however, the measure of downside protection was showcased as the Fund rose 0.26% and SPX fell 2.44%.

The S&P-500® Index posted a strong quarter in Q2 2023, rallying 8.74%, bringing the YTD total return to 16.89%. NSPI rose 5.60%, underperforming the SPX index by 3.14%, but outperformed CLLZ by 11.42%, which fell 5.82%. The main period that contributed to the slight underperformance was the first half of June, when short call liability and long put decay both detracted from performance as the underlying SPX index rallied. Per the rules-based model, however, the short call was closed prior to options expiration in two out of the three months this quarter, and the Fund was able to capture roughly 64% of the total upside in the SPX, while significantly outperforming CLLZ.

Effective July 17, 2023, NEOS Investment Management, LLC (“NEOS”) replaced Harvest Volatility Management, LLC (“Harvest”) as a sub-adviser to the Fund. Following the change in sub-advisers, Curt Brockelman no longer served as a portfolio manager to the Fund; however, Troy Cates and Garrett Paolella continue to serve as the Fund’s portfolio managers, each in his new role as Co-Founder, Managing Partner and Portfolio Manager of NEOS.

From the start of Q3 2023 through 8/31/2023, NSPI returned 1.33% (at market price) compared to the S&P 500 Index return of 1.57%. NSPI was able to capture a majority of the upside move in the S&P 500 during July as the index hovered between NSPI’s option collar, and offered a slight measure of downside protection during August when the S&P 500 Index dropped 1.59%.

The Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by a Fund varies from period-to-period. Each month, the Fund determines the amount of distribution to pay based on a combination of the amount of options premium generated from the Fund’s options collar strategy implemented for the applicable month, the dividends generated by the Fund’s underlying equity portfolio, and the appreciation of the Fund’s equity holdings. As a result of such distribution strategy, the Fund’s distributions are expected to exceed its earnings and profits in some or all tax years, and consequently, all or a portion of the distributions made for a taxable year may be characterized as a return of capital to shareholders. The Fund made monthly distributions of approximately 0.58% of net assets during each calendar month of the fiscal year, of which approximately 84.37% were return of capital.

NEOS Investment Management

Portfolio Managers: Troy Cates and Garrett Paolella

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

KEY RISKS: The Fund is subject to the risks of investing in equity securities, including tracking stock (a class of common stock that “tracks” the performance of a unit or division within a larger company). A tracking stock’s value may decline even if the larger company’s stock increases in value. The Fund is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability

Fund Commentaries (Unaudited) (Continued)	Nationwide S&P 500® Risk-Managed Income ETF

August 31, 2023

of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and illiquidity and are highly volatile). The Fund employs a collared options strategy (using call and put options is speculative and can lead to losses because of adverse movements in the price or value of the reference asset). The success of the Fund’s investment strategy may depend on the effectiveness of the sub-adviser’s quantitative tools for screening securities and on data provided by third parties.

The Fund expects to invest a portion of its assets to replicate the holdings of an index. Correlation between Fund performance and index performance may be affected by Fund expenses and because the Fund may not be invested fully in the securities of the index or may hold securities not included in the index. The Fund frequently may buy and sell portfolio securities and other assets to rebalance its exposure to various market sectors. Higher portfolio turnover may result in higher levels of transaction costs paid by the Fund and greater tax liabilities for shareholders. The Fund may concentrate on specific sectors or industries, subjecting it to greater volatility than that of other ETFs. The Fund may hold large positions in a small number of securities, and an increase or decrease in the value of such securities may have a disproportionate impact on the Fund’s value and total return. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered non-diversified. Additional Fund risks include: collared options strategy risk, correlation risk, derivatives risk, foreign investment risk, and industry concentration risk.

The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index. The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedule of Investments in this report.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Nationwide Fund Advisors. Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Nationwide Fund Advisors. The Nationwide S&P 500® Risk-Managed Income ETF (“NSPI”) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties makes any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500® Index.

Cboe S&P 500® Zero-Cost Put Spread Collar Index: An index designed to track the performance of a hypothetical option trading strategy that 1) holds a long position indexed to the S&P 500 Index; 2) on a monthly basis buys a 2.5% - 5% S&P 500 Index (SPX) put option spread; and 3) sells a monthly out-of-the-money (OTM) SPX call option to cover the cost of the put spread.

Definitions

Annualized Distribution Yield: Calculated by annualizing the most recent distribution and dividing by the most recent fund NAV. The yield represents a single distribution from the fund and does not represent total return of the fund.

Basis Point: A common unit of measure for interest rates and other percentages in finance. One basis point is equivalent to one hundredth of one percent. Accordingly, one hundred basis points is the equivalent of one percentage point.

Call options: Financial contracts that give the option buyer the right, but not the obligation, to buy a stock, bond, commodity, or other asset or instrument at a specified price within a specific time period.

Out-of-the-money: When the market price of an instrument on which you hold an option is not close to the strike price.

Options Collar: A collar is an options strategy that involves buying a downside put and selling an upside call that is implemented to protect against large losses, but which also limits large upside gains. The protective collar strategy involves two strategies known as a protective put and covered call.

Put: An option that gives the right, but not the obligation, to sell a certain amount of the underlying asset at a set price within a specific time.

Rolling positions: An effective way to increase trade duration and gives you more time to be right with assumptions and let the probabilities work.

Topping out: Denoting a market or a security that is at the end of a period of rising prices and can now be expected to stay on a plateau or even to decline.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation, member FINRA, Columbus, Ohio. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. © 2023 Nationwide

Fund Performance (Unaudited)	Nationwide Nasdaq-100® Risk-Managed Income ETF

Growth of $10,000

Average Annual Returns August 31, 2023	One Year	Three Years	Since Inception (12/19/2019)
Nationwide Nasdaq-100® Risk-Managed Income ETF — NAV	14.42%	-1.63%	3.60%
Nationwide Nasdaq-100® Risk-Managed Income ETF — Market	14.04%	-1.71%	3.56%
Cboe S&P 500 Zero-Cost Put Spread Collar Index	16.18%	8.81%	7.24%
Nasdaq 100® Total Return Index	27.44%	9.44%	18.07%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 19, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance, go to
etf.nationwide.com or call 800-617-0004. The gross expense ratio as of the most recent prospectus is 0.68%.

Fund Performance (Unaudited)	Nationwide Dow Jones® Risk-Managed Income ETF

Growth of $10,000

Average Annual Returns August 31, 2023	One Year	Since Inception (12/16/2021)
Nationwide Dow Jones® Risk-Managed Income ETF — NAV	5.12%	-4.45%
Nationwide Dow Jones® Risk-Managed Income ETF — Market	5.47%	-4.20%
Cboe S&P 500 Zero-Cost Put Spread Collar Index	16.18%	1.73%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 16, 2021 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance, go to
etf.nationwide.com or call 800-617-0004. The gross expense ratio as of the most recent prospectus is 0.68%.

Fund Performance (Unaudited)	Nationwide Russell 2000® Risk-Managed Income ETF

Growth of $10,000

Average Annual Returns August 31, 2023	One Year	Since Inception (12/16/2021)
Nationwide Russell 2000® Risk-Managed Income ETF — NAV	2.30%	-5.57%
Nationwide Russell 2000® Risk-Managed Income ETF — Market	2.30%	-5.56%
Cboe Russell 2000 Zero-Cost Put Spread Collar Index	10.29%	-1.79%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 16, 2021 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance, go to
etf.nationwide.com or call 800-617-0004. The gross expense ratio as of the most recent prospectus is 0.68%.

Fund Performance (Unaudited)	Nationwide S&P 500® Risk-Managed Income ETF

Growth of $10,000

Average Annual Returns August 31, 2023	One Year	Since Inception (12/16/2021)
Nationwide S&P 500® Risk-Managed Income ETF — NAV	8.30%	-3.32%
Nationwide S&P 500® Risk-Managed Income ETF — Market	8.18%	-3.29%
Cboe S&P 500 Zero-Cost Put Spread Collar Index	16.18%	1.73%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 16, 2021 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance, go to
etf.nationwide.com or call 800-617-0004. The gross expense ratio as of the most recent prospectus is 0.68%.

Portfolio Allocations	Nationwide ETFs

As of August 31, 2023 (Unaudited)

Nationwide Nasdaq-100® Risk-Managed Income ETF
Sector/Asset Class	Percentage of Net Assets
Information Technology (a)	50.6%
Communication Services	16.1
Consumer Discretionary	14.4
Health Care	7.2
Consumer Staples	6.6
Industrials	4.9
Utilities	1.2
Financials	0.6
Energy	0.5
Real Estate	0.3
Purchased Options (b)	0.0
Short-Term Investments and Other Assets and Liabilities	-2.4
Total	100.0%

(a)

To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 8 in the Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.

Nationwide Dow Jones® Risk-Managed Income ETF
Sector/Asset Class	Percentage of Net Assets
Financials	19.7%
Health Care	19.0
Information Technology	18.5
Industrials	15.1
Consumer Discretionary	13.5
Consumer Staples	7.6
Energy	3.1
Communication Services	2.3
Materials	1.0
Other Assets and Liabilities	0.2
Purchased Options (a)	0.0
Total	100.0%

(a)	Represents less than 0.05% of net assets.

Nationwide Russell 2000® Risk-Managed Income ETF
Sector/Asset Class	Percentage of Net Assets
Exchange Traded Funds	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9
Purchased Options (a)	0.0
Health Care (a)	0.0
Contingent Value Rights (a)	0.0
Total	100.0%

(a)	Represents less than 0.05% of net assets.

Nationwide S&P 500® Risk-Managed Income ETF
Sector/Asset Class	Percentage of Net Assets
Information Technology (a)	26.7%
Health Care	13.3
Financials	12.7
Consumer Discretionary	10.5
Industrials	8.7
Communication Services	8.2
Consumer Staples	6.4
Energy	4.7
Materials	2.5
Real Estate	2.4
Utilities	2.4
Short-Term Investments and Other Assets and Liabilities	1.5
Purchased Options (b)	0.0
Total	100.0%

(a)

To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 8 in the Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.

Schedule of Investments

August 31, 2023

Nationwide Nasdaq-100® Risk-Managed Income ETF

Shares	Security Description	Value
	COMMON STOCKS — 102.4%
	Communication Services — 16.1%
99,068	Alphabet, Inc. - Class A (a)	$13,490,090
97,966	Alphabet, Inc. - Class C (a)	13,455,630
5,405	Charter Communications, Inc. - Class A (a)	2,368,039
149,142	Comcast Corporation - Class A	6,973,880
9,783	Electronic Arts, Inc.	1,173,764
51,738	Meta Platforms, Inc. - Class A (a)	15,308,756
15,948	Netflix, Inc. (a)	6,916,329
138,710	Sirius XM Holdings, Inc.	610,324
43,024	T-Mobile US, Inc. (a)	5,862,020
15,939	Trade Desk, Inc. - Class A (a)	1,275,598
87,356	Warner Bros. Discovery, Inc. (a)	1,147,858
		68,582,288
	Consumer Discretionary — 14.4%
14,799	Airbnb, Inc. - Class A (a)	1,946,808
171,122	Amazon.com, Inc. (a)	23,616,547
1,329	Booking Holdings, Inc. (a)	4,126,586
19,183	eBay, Inc.	859,015
16,287	JD.com, Inc. - ADR	540,891
81,547	Lucid Group, Inc. (a)	512,115
4,394	Lululemon Athletica, Inc. (a)	1,675,256
10,930	Marriott International, Inc. - Class A	2,224,364
1,807	MercadoLibre, Inc. (a)	2,479,855
2,189	O’Reilly Automotive, Inc. (a)	2,057,003
21,902	PDD Holdings, Inc. - ADR (a)	2,167,641
12,273	Ross Stores, Inc.	1,494,974
41,110	Starbucks Corporation	4,005,758
52,869	Tesla, Inc. (a)	13,644,432
		61,351,245
	Consumer Staples — 6.6%
15,909	Costco Wholesale Corporation	8,738,496
7,911	Dollar Tree, Inc. (a)	967,990
50,338	Keurig Dr Pepper, Inc.	1,693,874
44,012	Kraft Heinz Company	1,456,357
48,838	Mondelez International, Inc. - Class A	3,480,196
37,537	Monster Beverage Corporation (a)	2,154,999
49,399	PepsiCo, Inc.	8,789,070
30,937	Walgreens Boots Alliance, Inc.	783,015
		28,063,997
	Energy — 0.5%
36,305	Baker Hughes Company	1,313,878
6,496	Diamondback Energy, Inc.	985,963
		2,299,841
	Financials — 0.6%
40,012	PayPal Holdings, Inc. (a)	$2,501,150
	Health Care — 7.2%
2,755	Align Technology, Inc. (a)	1,019,736
19,168	Amgen, Inc.	4,913,525
21,234	AstraZeneca plc - ADR	1,440,090
5,202	Biogen, Inc. (a)	1,390,807
13,907	DexCom, Inc. (a)	1,404,329
16,312	GE HealthCare Technologies, Inc.	1,149,180
44,730	Gilead Sciences, Inc.	3,420,950
2,983	IDEXX Laboratories, Inc. (a)	1,525,536
5,670	Illumina, Inc. (a)	936,797
12,568	Intuitive Surgical, Inc. (a)	3,929,762
13,670	Moderna, Inc. (a)	1,545,667
3,877	Regeneron Pharmaceuticals, Inc. (a)	3,204,302
6,732	Seagen, Inc. (a)	1,387,263
9,234	Vertex Pharmaceuticals, Inc. (a)	3,216,572
		30,484,516
	Industrials — 4.9%
14,826	Automatic Data Processing, Inc.	3,774,847
3,647	Cintas Corporation	1,838,707
34,250	Copart, Inc. (a)	1,535,428
72,904	CSX Corporation	2,201,701
20,476	Fastenal Company	1,179,008
23,875	Honeywell International, Inc.	4,487,068
3,943	Old Dominion Freight Line, Inc.	1,685,120
18,747	PACCAR, Inc.	1,542,691
12,929	Paychex, Inc.	1,580,312
5,203	Verisk Analytics, Inc.	1,260,271
		21,085,153
	Information Technology — 50.6% (b)
16,446	Adobe, Inc. (a)	9,198,906
57,744	Advanced Micro Devices, Inc. (a)	6,104,696
17,988	Analog Devices, Inc.	3,269,859
3,117	ANSYS, Inc. (a)	993,918
262,641	Apple, Inc.	49,342,365
30,111	Applied Materials, Inc.	4,599,756
3,158	ASML Holding NV - NY	2,085,954
5,454	Atlassian Corporation - Class A (a)	1,112,943
7,680	Autodesk, Inc. (a)	1,704,499
14,952	Broadcom, Inc.	13,799,050
9,781	Cadence Design Systems, Inc. (a)	2,351,744
146,112	Cisco Systems, Inc.	8,379,523

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Continued)

August 31, 2023

Nationwide Nasdaq-100® Risk-Managed Income ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 102.4% (Continued)
	Information Technology — 50.6% (b) (Continued)
18,201	Cognizant Technology Solutions Corporation - Class A	$1,303,374
8,037	Crowdstrike Holdings, Inc. - Class A (a)	1,310,272
10,630	Datadog, Inc. - Class A (a)	1,025,582
4,918	Enphase Energy, Inc. (a)	622,275
28,157	Fortinet, Inc. (a)	1,695,333
19,650	GLOBALFOUNDRIES, Inc. (a)	1,085,663
149,559	Intel Corporation	5,255,503
10,043	Intuit, Inc.	5,441,398
4,923	KLA Corporation	2,470,706
4,817	Lam Research Corporation	3,383,461
30,846	Marvell Technology, Inc.	1,796,780
19,564	Microchip Technology, Inc.	1,601,118
39,250	Micron Technology, Inc.	2,745,145
124,009	Microsoft Corporation	40,645,190
41,124	NVIDIA Corporation	20,296,749
9,316	NXP Semiconductors NV	1,916,488
15,492	ON Semiconductor Corporation (a)	1,525,342
10,971	Palo Alto Networks, Inc. (a)	2,669,244
39,951	QUALCOMM, Inc.	4,575,588
5,464	Synopsys, Inc. (a)	2,507,375
32,546	Texas Instruments, Inc.	5,469,681
7,392	Workday, Inc. - Class A (a)	1,807,344
9,001	Zoom Video Communications, Inc. - Class A (a)	639,341
5,214	Zscaler, Inc. (a)	813,645
		215,545,810
	Real Estate — 0.3%
14,655	CoStar Group, Inc. (a)	1,201,563
	Utilities — 1.2%
18,457	American Electric Power Company, Inc.	1,447,028
11,632	Constellation Energy Corporation	1,211,589
35,672	Exelon Corporation	1,431,161
19,736	Xcel Energy, Inc.	1,127,518
		5,217,296
	TOTAL COMMON STOCKS (Cost $399,177,069)	436,332,859

Contracts	Security Description	Notional Amount	Value
	PURCHASED OPTIONS (c) — 0.0% (d)
281	Nasdaq 100 Index Put, Expiration: 09/15/2023, Exercise Price: $13,250.00	$435,580,067	$106,780
	TOTAL PURCHASED OPTIONS (Cost $1,118,015)		106,780
Shares
	SHORT-TERM INVESTMENTS — 0.6%
	Money Market Funds — 0.6%
2,676,739	Invesco Government & Agency Portfolio - Institutional Class, 5.25% (e)		2,676,739
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,676,739)		2,676,739

	Total Investments (Cost $402,971,823) — 103.0%		439,116,378
	Liabilities in Excess of Other Assets — (3.0)%		(12,889,858)
	NET ASSETS — 100.0%		$426,226,520

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
NY	New York Registry Shares.
(a)	Non-income producing security.
(b)

To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 8 in Notes to Financial Statements.

(c)	Exchange traded.
(d)	Represents less than 0.05% of net assets.
(e)	Rate shown is the annualized seven-day yield as of August 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedule of Written Options

August 31, 2023

Nationwide Nasdaq-100® Risk-Managed Income ETF (Continued)

Contracts	Security Description	Notional Amount	Value
	WRITTEN OPTIONS (a) — (3.1)%
(281)	Nasdaq 100 Index Call, Expiration: 09/15/2023, Exercise Price: $15,150.00	$(435,580,067)	$(13,066,500)
	TOTAL WRITTEN OPTIONS (Premiums Received $4,669,916)		$(13,066,500)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

August 31, 2023

Nationwide Dow Jones® Risk-Managed Income ETF

Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Communication Services — 2.3%
4,843	Verizon Communications, Inc.	$169,408
4,843	Walt Disney Company (a)	405,262
		574,670
	Consumer Discretionary — 13.5%
4,843	Home Depot, Inc.	1,599,643
4,843	McDonald’s Corporation	1,361,609
4,843	NIKE, Inc. - Class B	492,582
		3,453,834
	Consumer Staples — 7.6%
4,843	Coca-Cola Company	289,757
4,843	Procter & Gamble Company	747,469
4,843	Walgreens Boots Alliance, Inc.	122,576
4,843	Walmart, Inc.	787,520
		1,947,322
	Energy — 3.1%
4,843	Chevron Corporation	780,207
	Financials — 19.7%
4,843	American Express Company	765,146
4,843	Goldman Sachs Group, Inc.	1,587,100
4,843	JPMorgan Chase & Company	708,676
4,843	Travelers Companies, Inc.	780,837
4,843	Visa, Inc. - Class A	1,189,828
		5,031,587
	Health Care — 19.0%
4,843	Amgen, Inc.	1,241,455
4,843	Johnson & Johnson	783,016
4,843	Merck & Company, Inc.	527,790
4,843	UnitedHealth Group, Inc.	2,308,077
		4,860,338
	Industrials — 15.1%
4,843	3M Company	516,603
4,843	Boeing Company (a)	1,084,977
4,843	Caterpillar, Inc.	1,361,513
4,843	Honeywell International, Inc.	910,193
		3,873,286
	Information Technology — 18.5%
4,843	Apple, Inc.	909,854
4,843	Cisco Systems, Inc.	277,746
4,843	Intel Corporation	170,183
4,843	International Business Machines Corporation	711,098
4,843	Microsoft Corporation	1,587,342
4,843	Salesforce, Inc. (a)	1,072,531
		4,728,754
	Materials — 1.0%
4,843	Dow, Inc.	$264,234
	TOTAL COMMON STOCKS (Cost $25,753,931)	25,514,232

Contracts		Notional Amount
	PURCHASED OPTIONS (b) — 0.0% (c)
734	Dow Jones Industrial Average Index Put, Expiration: 09/15/2023, Exercise Price: $310.00	$25,485,948	2,202
	TOTAL PURCHASED OPTIONS (Cost $37,441)		2,202

	Total Investments (Cost $25,791,372) — 99.8%		25,516,434
	Other Assets in Excess of Liabilities — 0.2%		56,213
	NET ASSETS — 100.0%		$25,572,647

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange traded.
(c)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

August 31, 2023

Nationwide Russell 2000® Risk-Managed Income ETF

Shares	Security Description	Value
	COMMON STOCKS — 0.0%
	Health Care — 0.0%
192	Scilex Holding Company (a)	$550
	TOTAL COMMON STOCKS (Cost $1,080)	550

	CONTINGENT VALUE RIGHTS — 0.0%
	Health Care — 0.0%
89	Albireo Pharma, Inc. (a)(b)(c)	0
84	CinCor Pharma, Inc. (a)(b)(c)	0
186	Jounce Therapeutics, Inc. (a)(b)(c)	0
29	OmniAb, Inc. - $12.50 VWAP Vesting Shares (a)(b)(c)	0
29	OmniAb, Inc. - $15.00 VWAP Vesting Shares (a)(b)(c)	0
580	Radius Health, Inc. (a)(b)(c)	0
		0
	Materials — 0.0% (a)
174	Resolute Forest Products (a)(b)(c)	0
	TOTAL CONTINGENT VALUE RIGHTS (Cost $470)	0

	EXCHANGE TRADED FUNDS — 99.1%
	U.S. Small-Cap Equity Funds — 99.1%
169,500	Vanguard Russell 2000 ETF (d)	12,919,290
	TOTAL EXCHANGE TRADED FUNDS (Cost $13,428,105)	12,919,290

Contracts	Security Description	Notional Amount	Value
	PURCHASED OPTIONS (e) — 0.0%
67	Russell 2000 Index Put, Expiration: 09/15/2023, Exercise Price: $1,670.00	$12,727,856	$3,015
	TOTAL PURCHASED OPTIONS (Cost $35,069)		3,015
Shares
	SHORT-TERM INVESTMENTS — 1.9%
	Money Market Funds — 1.9%
238,462	Invesco Government & Agency Portfolio - Institutional Class, 5.25% (f)		238,462
1	Northern Funds U.S. Government Money Market Fund, 5.05% (f)		1
	TOTAL SHORT-TERM INVESTMENTS (Cost $238,463)		238,463

	Total Investments (Cost $13,703,187) — 101.0%		13,161,318
	Liabilities in Excess of Other Assets — (1.0)%		(127,996)
	NET ASSETS — 100.0%		$13,033,322

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(c)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities is $0 which represents 0.00% of net assets.
(d)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(e)	Exchange traded.
(f)	Rate shown is the annualized seven-day yield as of August 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedule of Written Options

August 31, 2023

Nationwide Russell 2000® Risk-Managed Income ETF (Continued)

Contracts	Security Description	Notional Amount	Value
	WRITTEN OPTIONS (a) — (0.9)%
(67)	Russell 2000 Index Call, Expiration: 09/15/2023, Exercise Price: $1,910.00	$(12,727,856)	$(121,270)
	TOTAL WRITTEN OPTIONS (Premiums Received $114,727)		$(121,270)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

August 31, 2023

Nationwide S&P 500® Risk-Managed Income ETF

Shares	Security Description	Value
	COMMON STOCKS — 98.5%
	Communication Services — 8.2%
331	Activision Blizzard, Inc.	$30,449
2,513	Alphabet, Inc. - Class A (a)	342,195
2,188	Alphabet, Inc. - Class C (a)	300,522
3,376	AT&T, Inc.	49,931
48	Charter Communications, Inc. - Class A (a)	21,030
1,947	Comcast Corporation - Class A	91,042
120	Electronic Arts, Inc.	14,398
140	Fox Corporation - Class A	4,628
64	Fox Corporation - Class B	1,953
180	Interpublic Group of Companies, Inc.	5,870
68	Live Nation Entertainment, Inc. (a)	5,748
127	Match Group, Inc. (a)	5,952
956	Meta Platforms, Inc. - Class A (a)	282,871
204	Netflix, Inc. (a)	88,470
176	News Corporation - Class A	3,782
55	News Corporation - Class B	1,210
96	Omnicom Group, Inc.	7,777
235	Paramount Global - Class B	3,546
73	Take-Two Interactive Software, Inc. (a)	10,381
272	T-Mobile US, Inc. (a)	37,060
1,968	Verizon Communications, Inc.	68,841
851	Walt Disney Company (a)	71,211
1,011	Warner Bros. Discovery, Inc. (a)	13,285
		1,462,152
	Consumer Discretionary — 10.5%
31	Advance Auto Parts, Inc.	2,133
3,919	Amazon.com, Inc. (a)	540,861
132	Aptiv plc (a)	13,391
11	AutoZone, Inc. (a)	27,845
116	Bath & Body Works, Inc.	4,277
95	Best Buy Company, Inc.	7,263
18	Booking Holdings, Inc. (a)	55,891
112	BorgWarner, Inc.	4,564
108	Caesars Entertainment, Inc. (a)	5,968
80	CarMax, Inc. (a)	6,534
508	Carnival Corporation (a)	8,037
15	Chipotle Mexican Grill, Inc. (a)	28,900
144	D.R. Horton, Inc.	17,139
58	Darden Restaurants, Inc.	9,020
16	Domino’s Pizza, Inc.	6,198
250	eBay, Inc.	11,195
60	Etsy, Inc. (a)	4,414
72	Expedia Group, Inc. (a)	7,804
1,958	Ford Motor Company	$23,751
73	Garmin, Ltd.	7,739
703	General Motors Company	23,558
68	Genuine Parts Company	10,454
63	Hasbro, Inc.	4,536
128	Hilton Worldwide Holdings, Inc.	19,027
478	Home Depot, Inc.	157,883
159	Las Vegas Sands Corporation	8,723
113	Lennar Corporation - Class A	13,457
119	LKQ Corporation	6,251
287	Lowe’s Companies, Inc.	66,148
128	Marriott International, Inc. - Class A	26,049
339	McDonald’s Corporation	95,310
150	MGM Resorts International	6,597
27	Mohawk Industries, Inc. (a)	2,738
184	Newell Brands, Inc.	1,947
571	NIKE, Inc. - Class B	58,076
214	Norwegian Cruise Line Holdings, Ltd. (a)	3,546
2	NVR, Inc. (a)	12,755
32	O’Reilly Automotive, Inc. (a)	30,070
22	Phinia, Inc. (a)	612
18	Pool Corporation	6,581
106	PulteGroup, Inc.	8,698
19	Ralph Lauren Corporation	2,216
166	Ross Stores, Inc.	20,220
109	Royal Caribbean Cruises, Ltd. (a)	10,784
544	Starbucks Corporation	53,007
112	Tapestry, Inc.	3,732
1,224	Tesla, Inc. (a)	315,889
539	TJX Companies, Inc.	49,847
51	Tractor Supply Company	11,144
26	Ulta Beauty, Inc. (a)	10,791
151	V.F. Corporation	2,984
28	Whirlpool Corporation	3,919
48	Wynn Resorts, Ltd.	4,866
130	Yum! Brands, Inc.	16,819
		1,862,158
	Consumer Staples — 6.4%
864	Altria Group, Inc.	38,206
267	Archer-Daniels-Midland Company	21,174
88	Brown-Forman Corporation - Class B	5,819
70	Bunge, Ltd.	8,002
95	Campbell Soup Company	3,962
113	Church & Dwight Company, Inc.	10,935
58	Clorox Company	9,074

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Continued)

August 31, 2023

Nationwide S&P 500® Risk-Managed Income ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.5% (Continued)
	Consumer Staples — 6.4% (Continued)
1,821	Coca-Cola Company	$108,950
389	Colgate-Palmolive Company	28,580
224	Conagra Brands, Inc.	6,693
79	Constellation Brands, Inc. - Class A	20,584
204	Costco Wholesale Corporation	112,053
111	Dollar General Corporation	15,374
104	Dollar Tree, Inc. (a)	12,725
110	Estee Lauder Companies, Inc. - Class A	17,658
278	General Mills, Inc.	18,809
69	Hershey Company	14,825
141	Hormel Foods Corporation	5,441
49	J.M. Smucker Company	7,103
121	Kellogg Company	7,383
390	Keurig Dr Pepper, Inc.	13,124
157	Kimberly-Clark Corporation	20,226
381	Kraft Heinz Company	12,607
308	Kroger Company	14,288
67	Lamb Weston Holdings, Inc.	6,526
117	McCormick & Company, Inc.	9,603
94	Molson Coors Beverage Company - Class B	5,968
634	Mondelez International, Inc. - Class A	45,180
349	Monster Beverage Corporation (a)	20,036
640	PepsiCo, Inc.	113,870
756	Philip Morris International, Inc.	72,621
1,075	Procter & Gamble Company	165,916
242	Sysco Corporation	16,855
215	Target Corporation	27,208
132	Tyson Foods, Inc. - Class A	7,032
344	Walgreens Boots Alliance, Inc.	8,707
654	Walmart, Inc.	106,347
		1,139,464
	Energy — 4.7%
165	APA Corporation	7,234
496	Baker Hughes Company	17,950
868	Chevron Corporation	139,835
615	ConocoPhillips	73,203
391	Coterra Energy, Inc.	11,022
336	Devon Energy Corporation	17,166
95	Diamondback Energy, Inc.	14,419
292	EOG Resources, Inc.	37,557
178	EQT Corporation	7,693
2,058	Exxon Mobil Corporation	228,830
473	Halliburton Company	$18,267
139	Hess Corporation	21,476
964	Kinder Morgan, Inc.	16,600
324	Marathon Oil Corporation	8,537
213	Marathon Petroleum Corporation	30,410
347	Occidental Petroleum Corporation	21,788
226	ONEOK, Inc.	14,735
223	Phillips 66	25,458
120	Pioneer Natural Resources Company	28,552
732	Schlumberger, Ltd.	43,159
113	Targa Resources Corporation	9,746
187	Valero Energy Corporation	24,291
586	Williams Companies, Inc.	20,235
		838,163
	Financials — 12.7%
270	Aflac, Inc.	20,134
136	Allstate Corporation	14,662
281	American Express Company	44,396
369	American International Group, Inc.	21,594
51	Ameriprise Financial, Inc.	17,217
96	Aon plc - Class A	32,005
179	Arch Capital Group, Ltd. (a)	13,758
100	Arthur J. Gallagher & Company	23,048
28	Assurant, Inc.	3,901
3,350	Bank of America Corporation	96,044
358	Bank of New York Mellon Corporation	16,063
868	Berkshire Hathaway, Inc. - Class B (a)	312,654
71	BlackRock, Inc.	49,738
112	Brown & Brown, Inc.	8,299
187	Capital One Financial Corporation	19,147
48	Cboe Global Markets, Inc.	7,186
656	Charles Schwab Corporation	38,802
202	Chubb, Ltd.	40,576
79	Cincinnati Financial Corporation	8,357
918	Citigroup, Inc.	37,904
232	Citizens Financial Group, Inc.	6,526
163	CME Group, Inc.	33,037
62	Comerica, Inc.	2,983
134	Discover Financial Services	12,069
19	Everest Group, Ltd.	6,853
17	FactSet Research Systems, Inc.	7,419
267	Fidelity National Information Services, Inc.	14,915

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Continued)

August 31, 2023

Nationwide S&P 500® Risk-Managed Income ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.5% (Continued)
	Financials — 12.7% (Continued)
336	Fifth Third Bancorp	$8,921
288	Fiserv, Inc. (a)	34,960
36	FleetCor Technologies, Inc. (a)	9,782
141	Franklin Resources, Inc.	3,770
122	Global Payments, Inc.	15,456
46	Globe Life, Inc.	5,132
166	Goldman Sachs Group, Inc.	54,400
152	Hartford Financial Services Group, Inc.	10,917
729	Huntington Bancshares, Inc.	8,085
264	Intercontinental Exchange, Inc.	31,149
222	Invesco, Ltd.	3,534
33	Jack Henry & Associates, Inc.	5,174
1,435	JPMorgan Chase & Company	209,983
436	KeyCorporation	4,940
82	Lincoln National Corporation	2,104
96	Loews Corporation	5,961
84	M&T Bank Corporation	10,504
16	MarketAxess Holdings, Inc.	3,855
232	Marsh & McLennan Companies, Inc.	45,237
390	Mastercard, Inc. - Class A	160,930
332	MetLife, Inc.	21,029
73	Moody’s Corporation	24,586
641	Morgan Stanley	54,581
38	MSCI, Inc.	20,658
157	Nasdaq, Inc.	8,239
99	Northern Trust Corporation	7,531
529	PayPal Holdings, Inc. (a)	33,068
198	PNC Financial Services Group, Inc.	23,905
111	Principal Financial Group, Inc.	8,626
282	Progressive Corporation	37,639
183	Prudential Financial, Inc.	17,325
95	Raymond James Financial, Inc.	9,936
463	Regions Financial Corporation	8,491
151	S&P Global, Inc.	59,021
172	State Street Corporation	11,823
212	Synchrony Financial	6,843
106	T. Rowe Price Group, Inc.	11,896
114	Travelers Companies, Inc.	18,380
654	Truist Financial Corporation	19,980
717	U.S. Bancorp	26,192
753	Visa, Inc. - Class A	184,997
96	W.R. Berkley Corporation	5,939
1,821	Wells Fargo & Company	75,189
51	Willis Towers Watson plc	10,545
72	Zions Bancorporation	$2,556
		2,253,056
	Health Care — 13.3%
829	Abbott Laboratories	85,305
817	AbbVie, Inc.	120,067
143	Agilent Technologies, Inc.	17,313
34	Align Technology, Inc. (a)	12,585
256	Amgen, Inc.	65,623
246	Baxter International, Inc.	9,988
131	Becton Dickinson and Company	36,608
68	Biogen, Inc. (a)	18,180
13	Bio-Rad Laboratories, Inc. - Class A (a)	5,203
75	Bio-Techne Corporation	5,880
668	Boston Scientific Corporation (a)	36,032
988	Bristol-Myers Squibb Company	60,910
125	Cardinal Health, Inc.	10,916
83	Catalent, Inc. (a)	4,148
77	Cencora, Inc.	13,550
268	Centene Corporation (a)	16,522
27	Charles River Laboratories International, Inc. (a)	5,584
144	Cigna Group	39,781
24	Cooper Companies, Inc.	8,880
622	CVS Health Corporation	40,536
304	Danaher Corporation	80,560
27	DaVita, Inc. (a)	2,765
104	Dentsply Sirona, Inc.	3,857
176	DexCom, Inc. (a)	17,772
277	Edwards Lifesciences Corporation (a)	21,182
112	Elevance Health, Inc.	49,505
364	Eli Lilly & Company	201,728
172	GE HealthCare Technologies, Inc.	12,117
603	Gilead Sciences, Inc.	46,117
98	HCA Healthcare, Inc.	27,175
64	Henry Schein, Inc. (a)	4,899
119	Hologic, Inc. (a)	8,894
59	Humana, Inc.	27,236
40	IDEXX Laboratories, Inc. (a)	20,456
77	Illumina, Inc. (a)	12,722
88	Incyte Corporation (a)	5,679
32	Insulet Corporation (a)	6,135
159	Intuitive Surgical, Inc. (a)	49,716
92	IQVIA Holdings, Inc. (a)	20,482
1,225	Johnson & Johnson	198,058

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Continued)

August 31, 2023

Nationwide S&P 500® Risk-Managed Income ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.5% (Continued)
	Health Care — 13.3% (Continued)
45	Laboratory Corporation of America Holdings	$9,365
64	McKesson Corporation	26,388
624	Medtronic plc	50,856
1,209	Merck & Company, Inc.	131,757
13	Mettler-Toledo International, Inc. (a)	15,775
154	Moderna, Inc. (a)	17,413
30	Molina Healthcare, Inc. (a)	9,304
124	Organon & Company	2,723
2,612	Pfizer, Inc.	92,413
54	Quest Diagnostics, Inc.	7,101
51	Regeneron Pharmaceuticals, Inc. (a)	42,151
70	ResMed, Inc.	11,171
59	Revvity, Inc.	6,905
48	STERIS plc	11,020
154	Stryker Corporation	43,667
22	Teleflex, Inc.	4,680
183	Thermo Fisher Scientific, Inc.	101,948
434	UnitedHealth Group, Inc.	206,837
32	Universal Health Services, Inc. - Class B	4,310
121	Vertex Pharmaceuticals, Inc. (a)	42,149
593	Viatris, Inc.	6,375
31	Waters Corporation (a)	8,705
34	West Pharmaceutical Services, Inc.	13,835
99	Zimmer Biomet Holdings, Inc.	11,793
219	Zoetis, Inc.	41,722
		2,351,029
	Industrials — 8.7%
263	3M Company	28,054
62	A.O. Smith Corporation	4,495
68	Alaska Air Group, Inc. (a)	2,854
44	Allegion plc	5,008
328	American Airlines Group, Inc. (a)	4,831
110	AMETEK, Inc.	17,546
193	Automatic Data Processing, Inc.	49,140
29	Axon Enterprise, Inc. (a)	6,174
268	Boeing Company (a)	60,040
57	Broadridge Financial Solutions, Inc.	10,614
60	C.H. Robinson Worldwide, Inc.	5,426
402	Carrier Global Corporation	23,094
257	Caterpillar, Inc.	72,250
73	Ceridian HCM Holding, Inc. (a)	5,294
42	Cintas Corporation	$21,175
396	Copart, Inc. (a)	17,753
992	CSX Corporation	29,958
71	Cummins, Inc.	16,333
132	Deere & Company	54,244
327	Delta Air Lines, Inc.	14,022
70	Dover Corporation	10,381
199	Eaton Corporation plc	45,844
273	Emerson Electric Company	26,822
57	Equifax, Inc.	11,782
78	Expeditors International of Washington, Inc.	9,103
267	Fastenal Company	15,374
98	FedEx Corporation	25,580
167	Fortive Corporation	13,168
32	Generac Holdings, Inc. (a)	3,802
108	General Dynamics Corporation	24,477
506	General Electric Company	57,917
327	Honeywell International, Inc.	61,456
176	Howmet Aerospace, Inc.	8,707
20	Huntington Ingalls Industries, Inc.	4,406
37	IDEX Corporation	8,377
132	Illinois Tool Works, Inc.	32,650
201	Ingersoll Rand, Inc.	13,992
42	J.B. Hunt Transport Services, Inc.	7,891
64	Jacobs Solutions, Inc.	8,628
342	Johnson Controls International plc	20,199
94	L3Harris Technologies, Inc.	16,740
66	Leidos Holdings, Inc.	6,436
110	Lockheed Martin Corporation	49,319
110	Masco Corporation	6,491
28	Nordson Corporation	6,836
110	Norfolk Southern Corporation	22,551
71	Northrop Grumman Corporation	30,749
44	Old Dominion Freight Line, Inc.	18,804
201	Otis Worldwide Corporation	17,196
256	PACCAR, Inc.	21,066
67	Parker-Hannifin Corporation	27,932
152	Paychex, Inc.	18,579
23	Paycom Software, Inc.	6,781
80	Pentair plc	5,621
68	Quanta Services, Inc.	14,271
96	Republic Services, Inc.	13,836
54	Robert Half, Inc.	3,994
58	Rockwell Automation, Inc.	18,101
108	Rollins, Inc.	4,274

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Continued)

August 31, 2023

Nationwide S&P 500® Risk-Managed Income ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.5% (Continued)
	Industrials — 8.7% (Continued)
701	RTX Corporation	$60,315
27	Snap-on, Inc.	7,252
289	Southwest Airlines Company	9,132
72	Stanley Black & Decker, Inc.	6,795
100	Textron, Inc.	7,771
112	Trane Technologies plc	22,989
26	TransDigm Group, Inc. (a)	23,500
297	Union Pacific Corporation	65,510
176	United Airlines Holdings, Inc. (a)	8,767
335	United Parcel Service, Inc. - Class B	56,749
37	United Rentals, Inc.	17,632
76	Verisk Analytics, Inc.	18,409
22	W.W. Grainger, Inc.	15,711
173	Waste Management, Inc.	27,123
92	Westinghouse Air Brake Technologies Corporation	10,352
89	Xylem, Inc.	9,215
		1,535,660
	Information Technology — 26.7% (b)
299	Accenture plc - Class A	96,807
195	Adobe, Inc. (a)	109,071
640	Advanced Micro Devices, Inc. (a)	67,661
73	Akamai Technologies, Inc. (a)	7,672
278	Amphenol Corporation - Class A	24,570
235	Analog Devices, Inc.	42,718
41	ANSYS, Inc. (a)	13,074
6,779	Apple, Inc.	1,273,571
375	Applied Materials, Inc.	57,285
106	Arista Networks, Inc. (a)	20,694
101	Autodesk, Inc. (a)	22,416
192	Broadcom, Inc.	177,195
124	Cadence Design Systems, Inc. (a)	29,815
64	CDW Corporation	13,514
1,868	Cisco Systems, Inc.	107,130
240	Cognizant Technology Solutions Corporation - Class A	17,186
360	Corning, Inc.	11,815
114	DXC Technology Company (a)	2,364
76	Enphase Energy, Inc. (a)	9,616
29	EPAM Systems, Inc. (a)	7,511
30	F5, Inc. (a)	4,910
15	Fair Isaac Corporation (a)	13,569
48	First Solar, Inc. (a)	9,078
296	Fortinet, Inc. (a)	$17,822
40	Gartner, Inc. (a)	13,987
272	Gen Digital, Inc.	5,508
596	Hewlett Packard Enterprise Company	10,126
397	HP, Inc.	11,795
1,771	Intel Corporation	62,233
432	International Business Machines Corporation	63,431
126	Intuit, Inc.	68,268
149	Juniper Networks, Inc.	4,339
84	Keysight Technologies, Inc. (a)	11,197
64	KLA Corporation	32,120
62	Lam Research Corporation	43,549
261	Microchip Technology, Inc.	21,360
488	Micron Technology, Inc.	34,131
3,182	Microsoft Corporation	1,042,933
21	Monolithic Power Systems, Inc.	10,945
79	Motorola Solutions, Inc.	22,402
102	NetApp, Inc.	7,823
1,022	NVIDIA Corporation	504,408
122	NXP Semiconductors NV	25,098
203	ON Semiconductor Corporation (a)	19,987
720	Oracle Corporation	86,681
129	Palo Alto Networks, Inc. (a)	31,386
49	PTC, Inc. (a)	7,211
48	Qorvo, Inc. (a)	5,155
499	QUALCOMM, Inc.	57,150
49	Roper Technologies, Inc.	24,454
446	Salesforce, Inc. (a)	98,771
91	Seagate Technology Holdings plc	6,442
92	ServiceNow, Inc. (a)	54,172
75	Skyworks Solutions, Inc.	8,156
32	SolarEdge Technologies, Inc. (a)	5,202
70	Synopsys, Inc. (a)	32,122
151	TE Connectivity, Ltd.	19,991
23	Teledyne Technologies, Inc. (a)	9,621
73	Teradyne, Inc.	7,875
421	Texas Instruments, Inc.	70,753
114	Trimble, Inc. (a)	6,246
19	Tyler Technologies, Inc. (a)	7,570
45	VeriSign, Inc. (a)	9,351
152	Western Digital Corporation (a)	6,840
25	Zebra Technologies Corporation - Class A (a)	6,875
		4,734,728

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Continued)

August 31, 2023

Nationwide S&P 500® Risk-Managed Income ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.5% (Continued)
	Materials — 2.5%
109	Air Products and Chemicals, Inc.	$32,209
61	Albemarle Corporation	12,121
706	Amcor plc	6,876
41	Avery Dennison Corporation	7,724
152	Ball Corporation	8,277
48	Celanese Corporation	6,065
97	CF Industries Holdings, Inc.	7,476
348	Corteva, Inc.	17,577
347	Dow, Inc.	18,932
221	DuPont de Nemours, Inc.	16,993
58	Eastman Chemical Company	4,931
120	Ecolab, Inc.	22,057
63	FMC Corporation	5,432
698	Freeport-McMoRan, Inc.	27,856
123	International Flavors & Fragrances, Inc.	8,665
173	International Paper Company	6,041
233	Linde plc	90,181
124	LyondellBasell Industries NV - Class A	12,247
32	Martin Marietta Materials, Inc.	14,285
176	Mosaic Company	6,838
350	Newmont Corporation	13,797
128	Nucor Corporation	22,029
48	Packaging Corporation of America	7,157
112	PPG Industries, Inc.	15,877
71	Sealed Air Corporation	2,631
110	Sherwin-Williams Company	29,890
89	Steel Dynamics, Inc.	9,487
64	Vulcan Materials Company	13,968
127	Westrock Company	4,154
		451,773
	Real Estate — 2.4%
79	Alexandria Real Estate Equities, Inc.	9,191
213	American Tower Corporation	38,620
69	AvalonBay Communities, Inc.	12,684
75	Boston Properties, Inc.	5,008
56	Camden Property Trust	6,027
151	CBRE Group, Inc. - Class A (a)	12,843
192	CoStar Group, Inc. (a)	15,742
204	Crown Castle, Inc.	20,502
143	Digital Realty Trust, Inc.	18,836
45	Equinix, Inc.	35,161
165	Equity Residential	10,697
32	Essex Property Trust, Inc.	7,628
64	Extra Space Storage, Inc.	$8,236
37	Federal Realty Investment Trust	3,624
267	Healthpeak Properties, Inc.	5,495
343	Host Hotels & Resorts, Inc.	5,416
278	Invitation Homes, Inc.	9,477
144	Iron Mountain, Inc.	9,150
310	Kimco Realty Corporation	5,871
57	Mid-America Apartment Communities, Inc.	8,278
439	Prologis, Inc.	54,523
75	Public Storage	20,729
300	Realty Income Corporation	16,812
78	Regency Centers Corporation	4,852
49	SBA Communications Corporation	11,002
164	Simon Property Group, Inc.	18,612
150	UDR, Inc.	5,985
192	Ventas, Inc.	8,387
481	VICI Properties, Inc.	14,834
224	Welltower, Inc.	18,565
353	Weyerhaeuser Company	11,561
		434,348
	Utilities — 2.4%
320	AES Corporation	5,738
114	Alliant Energy Corporation	5,719
120	Ameren Corporation	9,512
239	American Electric Power Company, Inc.	18,738
89	American Water Works Company, Inc.	12,348
65	Atmos Energy Corporation	7,537
288	CenterPoint Energy, Inc.	8,032
134	CMS Energy Corporation	7,529
162	Consolidated Edison, Inc.	14,412
156	Constellation Energy Corporation	16,249
384	Dominion Energy, Inc.	18,640
92	DTE Energy Company	9,511
353	Duke Energy Corporation	31,346
179	Edison International	12,324
95	Entergy Corporation	9,049
109	Evergy, Inc.	5,992
161	Eversource Energy	10,275
465	Exelon Corporation	18,656
250	FirstEnergy Corporation	9,018
908	NextEra Energy, Inc.	60,653
191	NiSource, Inc.	5,111
110	NRG Energy, Inc.	4,131
742	PG&E Corporation (a)	12,095

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Continued)

August 31, 2023

Nationwide S&P 500® Risk-Managed Income ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.5% (Continued)
	Utilities — 2.4% (Continued)
52	Pinnacle West Capital Corporation	$4,018
347	PPL Corporation	8,647
230	Public Service Enterprise Group, Inc.	14,048
290	Sempra	20,365
491	Southern Company	33,254
144	WEC Energy Group, Inc.	12,113
252	Xcel Energy, Inc.	14,397
		419,457
	TOTAL COMMON STOCKS (Cost $17,454,506)	17,481,988

	CONTINGENT VALUE RIGHTS — 0.0%
	Health Care — 0.0%
36	Abiomed, Inc. (a)(c)(d)	0
	TOTAL CONTINGENT VALUE RIGHTS (Cost $0)	0

Contracts		Notional Amount
	PURCHASED OPTIONS (e) — 0.0% (f)
38	S&P 500 Index Put, Expiration: 09/15/2023, Exercise Price: $3,935.00	$17,129,108	3,800
	TOTAL PURCHASED OPTIONS (Cost $28,779)		3,800
Shares
	SHORT-TERM INVESTMENTS — 2.4%
	Money Market Funds — 2.4%
420,828	Invesco Government & Agency Portfolio - Institutional Class, 5.25% (g)		420,828
	TOTAL SHORT-TERM INVESTMENTS (Cost $420,828)		420,828

	Total Investments (Cost $17,904,113) — 100.9%		17,906,616
	Liabilities in Excess of Other Assets — (0.9)%		(162,874)
	NET ASSETS — 100.0%		$17,743,742

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 8 in Notes to Financial Statements.

(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security is $0 which represents 0.00% of net assets.
(e)	Exchange traded.
(f)	Represents less than 0.05% of net assets.
(g)	Rate shown is the annualized seven-day yield as of August 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedule of Written Options

August 31, 2023

Nationwide S&P 500® Risk-Managed Income ETF (Continued)

Contracts	Security Description	Notional Amount	Value
	WRITTEN OPTIONS (a) — (1.0)%
(38)	S&P 500 Index Call, Expiration: 09/15/2023, Exercise Price: $4,500.00	$(17,129,108)	$(182,932)
	TOTAL WRITTEN OPTIONS (Premiums Received $89,095)		$(182,932)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

August 31, 2023

	Nationwide Nasdaq-100® Risk-Managed Income ETF	Nationwide Dow Jones® Risk-Managed Income ETF	Nationwide Russell 2000® Risk-Managed Income ETF	Nationwide S&P 500® Risk-Managed Income ETF
ASSETS
Investments in securities, at value * (Note 2)	$439,116,378	$25,516,434	$13,161,318	$17,906,616
Dividends and interest receivable	425,908	89,564	827	30,261
Deposit at broker for options	6	—	—	—
Reclaims receivable	—	—	—	21
Total assets	439,542,292	25,605,998	13,162,145	17,936,898

LIABILITIES
Written options, at value (premiums received, $4,669,916, $0, $114,727, $89,095)	13,066,500	—	121,270	182,932
Management fees payable	249,272	14,829	7,553	10,224
Cash, due to custodian	—	18,522	—	—
Total liabilities	13,315,772	33,351	128,823	193,156

NET ASSETS	$426,226,520	$25,572,647	$13,033,322	$17,743,742

Net Assets Consist of:
Paid-in capital	$599,467,982	$29,034,460	$16,718,746	$20,362,297
Total distributable earnings (accumulated deficit)	(173,241,462)	(3,461,813)	(3,685,424)	(2,618,555)
Net assets	$426,226,520	$25,572,647	$13,033,322	$17,743,742

Net Asset Value:
Net assets	$426,226,520	$25,572,647	$13,033,322	$17,743,742
Shares outstanding ^	20,050,000	1,250,000	650,000	850,000
Net asset value, offering and redemption price per share	$21.26	$20.46	$20.05	$20.87

* Identified cost:
Investments in securities	$402,971,823	$25,791,372	$13,703,187	$17,904,113

^    No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Year Ended August 31, 2023

	Nationwide Nasdaq-100® Risk-Managed Income ETF	Nationwide Dow Jones® Risk-Managed Income ETF	Nationwide Russell 2000® Risk-Managed Income ETF	Nationwide S&P 500® Risk-Managed Income ETF
INCOME
Dividends*	$4,224,416	$571,425	$170,734	$372,325
Interest	151,636	16,115	31,119	21,144
Total investment income	4,376,052	587,540	201,853	393,469

EXPENSES
Management fees	3,224,546	181,604	89,288	152,005
Total expenses	3,224,546	181,604	89,288	152,005
Net investment income (loss)	1,151,506	405,936	112,565	241,464

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(37,771,702)	(1,888,785)	(3,194,223)	(2,219,119)
In-kind redemptions	15,500,845	1,248,637	1,883,392	370,990
Written options	(2,092,780)	(754,411)	280,239	181,255
Change in unrealized appreciation (depreciation) on:
Investments	87,021,206	2,236,342	1,247,236	2,814,768
Written options	(8,396,584)	—	(6,543)	(93,837)
Net realized and unrealized gain (loss) on investments	54,260,985	841,783	210,101	1,054,057
Net increase (decrease) in net assets resulting from operations	$55,412,491	$1,247,719	$322,666	$1,295,521

* Net of foreign withholding taxes	$8,976	$—	$307	$74

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

Nationwide Nasdaq-100® Risk-Managed Income ETF

	Year Ended August 31, 2023	Year Ended August 31, 2022
OPERATIONS
Net investment income (loss)	$1,151,506	$720,875
Net realized gain (loss) on investments and written options	(24,363,637)	(74,871,244)
Change in unrealized appreciation (depreciation) on investments and written options	78,624,622	(144,816,994)
Net increase (decrease) in net assets resulting from operations	55,412,491	(218,967,363)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,151,506)	(720,875)
Tax return of capital to shareholders	(35,606,621)	(57,824,445)
Total distributions to shareholders	(36,758,127)	(58,545,320)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	490,662,925
Payments for shares redeemed	(174,067,805)	(213,810,745)
Net increase (decrease) in net assets derived from capital share transactions (a)	(174,067,805)	276,852,180
Net increase (decrease) in net assets	$(155,413,441)	$(660,503)

NET ASSETS
Beginning of year	$581,639,961	$582,300,464
End of year	$426,226,520	$581,639,961

(a)	A summary of capital share transactions is as follows:
	Shares	Shares
Shares sold	—	17,750,000
Shares redeemed	(8,900,000)	(9,150,000)
Net increase (decrease)	(8,900,000)	8,600,000

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide Dow Jones® Risk-Managed Income ETF

	Year Ended August 31, 2023	Period Ended August 31, 2022 (1)
OPERATIONS
Net investment income (loss)	$405,936	$297,800
Net realized gain (loss) on investments and written options	(1,394,559)	(1,339,552)
Change in unrealized appreciation (depreciation) on investments	2,236,342	(2,511,280)
Net increase (decrease) in net assets resulting from operations	1,247,719	(3,553,032)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(405,936)	(297,800)
Tax return of capital to shareholders	(1,464,266)	(1,183,693)
Total distributions to shareholders	(1,870,202)	(1,481,493)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,019,520	35,314,620
Payments for shares redeemed	(17,104,485)	—
Net increase (decrease) in net assets derived from capital share transactions (a)	(4,084,965)	35,314,620
Net increase (decrease) in net assets	$(4,707,448)	$30,280,095

NET ASSETS
Beginning of year/period	$30,280,095	$—
End of year/period	$25,572,647	$30,280,095

(a)	A summary of capital share transactions is as follows:
	Shares	Shares
Shares sold	650,000	1,450,000
Shares redeemed	(850,000)	—
Net increase (decrease)	(200,000)	1,450,000

(1)	Fund inception date of December 16, 2021. The information shown is for the period from December 16, 2021 to August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide Russell 2000® Risk-Managed Income ETF

	Year Ended August 31, 2023	Period Ended August 31, 2022 (1)
OPERATIONS
Net investment income (loss)	$112,565	$58,258
Net realized gain (loss) on investments and written options	(1,030,592)	(252,203)
Change in unrealized appreciation (depreciation) on investments and written options	1,240,693	(1,789,105)
Net increase (decrease) in net assets resulting from operations	322,666	(1,983,050)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(111,523)	(58,656)
Tax return of capital to shareholders	(806,401)	(759,694)
Total distributions to shareholders	(917,924)	(818,350)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,414,505	17,551,575
Payments for shares redeemed	(13,453,895)	(1,082,205)
Net increase (decrease) in net assets derived from capital share transactions (a)	(39,390)	16,469,370
Net increase (decrease) in net assets	$(634,648)	$13,667,970

NET ASSETS
Beginning of year/period	$13,667,970	$—
End of year/period	$13,033,322	$13,667,970

(a)	A summary of capital share transactions is as follows:
	Shares	Shares
Shares sold	650,000	700,000
Shares redeemed	(650,000)	(50,000)
Net increase (decrease)	—	650,000

(1)	Fund inception date of December 16, 2021. The information shown is for the period from December 16, 2021 to August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide S&P 500® Risk-Managed Income ETF

	Year Ended August 31, 2023	Period Ended August 31, 2022 (1)
OPERATIONS
Net investment income (loss)	$241,464	$175,290
Net realized gain (loss) on investments and written options	(1,666,874)	(1,081,197)
Change in unrealized appreciation (depreciation) on investments and written options	2,720,931	(2,812,265)
Net increase (decrease) in net assets resulting from operations	1,295,521	(3,718,172)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(240,726)	(175,290)
Tax return of capital to shareholders	(1,299,466)	(1,267,310)
Total distributions to shareholders	(1,540,192)	(1,442,600)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	35,145,035
Payments for shares redeemed	(11,995,850)	—
Net increase (decrease) in net assets derived from capital share transactions (a)	(11,995,850)	35,145,035
Net increase (decrease) in net assets	$(12,240,521)	$29,984,263

NET ASSETS
Beginning of year/period	$29,984,263	$—
End of year/period	$17,743,742	$29,984,263

(a)	A summary of capital share transactions is as follows:
	Shares	Shares
Shares sold	—	1,450,000
Shares redeemed	(600,000)	—
Net increase (decrease)	(600,000)	1,450,000

(1)	Fund inception date of December 16, 2021. The information shown is for the period from December 16, 2021 to August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a capital share outstanding throughout the year/period

Nationwide Nasdaq-100® Risk-Managed Income ETF

	Year Ended August 31,				Period Ended August 31,
	2023	2022	2021		2020 (1)
Net asset value, beginning of year/period	$20.09	$28.61	$28.13		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.05	0.02	0.02		0.05
Net realized and unrealized gain (loss) on investments (7)	2.67	(6.64)	2.59		4.61
Total from investment operations	2.72	(6.62)	2.61		4.66

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.05)	(0.02)	(0.02)		(0.04)
Tax return of capital to shareholders	(1.50)	(1.88)	(2.11)		(1.49)
Total distributions to shareholders	(1.55)	(1.90)	(2.13)		(1.53)

Net asset value, end of year/period	$21.26	$20.09	$28.61		$28.13

Total return	14.42%	-24.09%	9.61	%(4)	19.72	%(3)(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$426,227	$581,640	$582,300		$128,008

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.68%	0.68%	0.68%		0.68	%(5)
Net investment income (loss) to average net assets	0.24%	0.10%	0.07%		0.25	%(5)
Portfolio turnover rate (6)	34%	24%	10%		11	%(3)

(1)	Inception date of December 19, 2019.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Not annualized.
(4)

The return reflects the actual performance for the period and does not include the impact of adjustments made in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Had the adjustments been included, the total return for the periods ended August 31, 2021 and 2020 would have been 9.96% and 19.33%, respectively.

(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.
(7)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the year/period

Nationwide Dow Jones® Risk-Managed Income ETF

	Year Ended August 31, 2023	Period Ended August 31, 2022 (1)
Net asset value, beginning of year/period	$20.88	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.31	0.24
Net realized and unrealized gain (loss) on investments (6)	0.69	(3.15)
Total from investment operations	1.00	(2.91)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.31)	(0.24)
Tax return of capital to shareholders	(1.11)	(0.97)
Total distributions to shareholders	(1.42)	(1.21)

Net asset value, end of year/period	$20.46	$20.88

Total return	5.12%	-11.97	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$25,573	$30,280

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.68%	0.68	%(4)
Net investment income (loss) to average net assets	1.52%	1.50	%(4)
Portfolio turnover rate (5)	3%	15	%(3)

(1)	Inception date of December 16, 2021.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the year/period

Nationwide Russell 2000® Risk-Managed Income ETF

	Year Ended August 31, 2023	Period Ended August 31, 2022 (1)
Net asset value, beginning of year/period	$21.03	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2) (6)	0.17	0.09
Net realized and unrealized gain (loss) on investments (7)	0.26	(2.84)
Total from investment operations	0.43	(2.75)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.17)	(0.09)
Tax return of capital to shareholders	(1.24)	(1.13)
Total distributions to shareholders	(1.41)	(1.22)

Net asset value, end of year/period	$20.05	$21.03

Total return	2.30%	-11.37	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$13,033	$13,668

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.68%	0.68	%(4)
Net investment income (loss) to average net assets	0.86%	0.53	%(4)
Portfolio turnover rate (5)	9%	23	%(3)

(1)	Inception date of December 16, 2021.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)	Does not include expenses of the investment company in which the Fund invests.
(7)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the year/period

Nationwide S&P 500® Risk-Managed Income ETF

	Year Ended August 31, 2023	Period Ended August 31, 2022 (1)
Net asset value, beginning of year/period	$20.68	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.22	0.14
Net realized and unrealized gain (loss) on investments (6)	1.39	(3.26)
Total from investment operations	1.61	(3.12)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.22)	(0.14)
Tax return of capital to shareholders	(1.20)	(1.06)
Total distributions to shareholders	(1.42)	(1.20)

Net asset value, end of year/period	$20.87	$20.68

Total return	8.30%	-12.84	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$17,744	$29,984

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.68%	0.68	%(4)
Net investment income (loss) to average net assets	1.08%	0.89	%(4)
Portfolio turnover rate (5)	15%	13	%(3)

(1)	Inception date of December 16, 2021.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

August 31, 2023

NOTE 1 – ORGANIZATION

Nationwide Nasdaq-100® Risk-Managed Income ETF, Nationwide Dow Jones® Risk-Managed Income ETF, Nationwide Russell 2000® Risk-Managed Income ETF and Nationwide S&P 500® Risk-Managed Income ETF are each a non-diversified series (individually each a “Fund” or collectively the “Funds”) of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of each Fund is to seek current income with downside protection. The inception date for Nationwide Nasdaq-100® Risk-Managed Income ETF is December 19, 2019. The inception date for Nationwide Dow Jones® Risk-Managed Income ETF, Nationwide Russell 2000® Risk-Managed Income ETF and Nationwide S&P 500® Risk-Managed Income ETF is December 16, 2021.

The end of the reporting period for the Funds is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year from September 1, 2022 to August 31, 2023 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. GAAP.

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Debt securities, including short-term debt instruments, are valued in accordance with prices provided by a pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.

Exchange traded options are valued at the closing price or last reported sale price on the exchanges where the option is principally traded. If there is no closing price or last reported sale price, then the composite mean price, which calculates the mean of the highest bid price and lowest asked price, will be used. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. The Funds’ Valuation Designee may also use other valuation methods in certain instances.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

Notes to Financial Statements (Continued)

August 31, 2023

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Nationwide Nasdaq-100® Risk-Managed Income ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$436,332,859	$—	$—	$436,332,859
Purchased Options	106,780	—	—	106,780
Short-Term Investments	2,676,739	—	—	2,676,739
Total Investments in Securities, at value	$439,116,378	$—	$—	$439,116,378

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$13,066,500	$—	$13,066,500
Total Written Options, at value	$—	$13,066,500	$—	$13,066,500

Nationwide Dow Jones® Risk-Managed Income ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$25,514,232	$—	$—	$25,514,232
Purchased Options	2,202	—	—	2,202
Total Investments in Securities, at value	$25,516,434	$—	$—	$25,516,434

Notes to Financial Statements (Continued)

August 31, 2023

Nationwide Russell 2000® Risk-Managed Income ETF

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$550	$—	$—		$550
Exchange Traded Funds	12,919,290	—	—		12,919,290
Contingent Value Rights	—	—	0	*	0	*
Purchased Options	—	3,015	—		3,015
Short-Term Investments	238,463	—	—		238,463
Total Investments in Securities, at value	$13,158,303	$3,015	$0	*	$13,161,318

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$121,270	$—	$—	$121,270
Total Written Options, at value	$121,270	$—	$—	$121,270

Nationwide S&P 500® Risk-Managed Income ETF

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$17,481,988	$—	$—		$17,481,988
Contingent Value Rights	—	—	0	*	0	*
Purchased Options	—	3,800	—		3,800
Short-Term Investments	420,828	—	—		420,828
Total Investments in Securities, at value	$17,902,816	$3,800	$0	*	$17,906,616

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$182,932	$—	$—	$182,932
Total Written Options, at value	$182,932	$—	$—	$182,932

^	See Schedules of Investments and Schedules of Written Options for breakout of investments by sector classification and contract type.

*	Represents less than $0.50.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Each Fund plans to file U.S. Federal and various state and local tax returns.

Notes to Financial Statements (Continued)

August 31, 2023

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis.

Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income or return of capital and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income or return of capital are declared and paid monthly and realized gains on securities are declared and paid by the Funds on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange, Inc. (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and are primarily due to differing book and tax treatments for in-kind transactions. For the fiscal year ended August 31, 2023, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Nationwide Nasdaq-100® Risk-Managed Income ETF	$(4,675,240)	$4,675,240
Nationwide Dow Jones® Risk-Managed Income ETF	(452,764)	452,764
Nationwide Russell 2000® Risk-Managed Income ETF	(1,884,841)	1,884,841
Nationwide S&P 500® Risk-Managed Income ETF	220,112	(220,112)

Notes to Financial Statements (Continued)

August 31, 2023

J.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Nationwide Fund Advisors (“NFA” or the “Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with NEOS Investment Management, LLC (the “Sub-Adviser”): transfer agency, custody, fund administration and accounting, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. Prior to July 17, 2023, the Sub-Adviser for the Funds was Harvest Volatility Management, LLC. For services provided to the Funds, each Fund pays the Adviser a unified management fee, calculated daily and paid monthly, at an annual rate of 0.68% based on each Fund’s average daily net assets. The Adviser is responsible for paying the Sub-Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ Custodian, transfer agent and accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities, options, and in-kind transactions were as follows:

Fund	Purchases	Sales
Nationwide Nasdaq-100® Risk-Managed Income ETF	$159,827,218	$203,195,185
Nationwide Dow Jones® Risk-Managed Income ETF	760,924	6,957,484
Nationwide Russell 2000® Risk-Managed Income ETF	1,114,863	7,091,116
Nationwide S&P 500® Risk-Managed Income ETF	3,274,504	5,171,450

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

Notes to Financial Statements (Continued)

August 31, 2023

During the current fiscal period, the in-kind security transactions associated with creations and redemptions were as follows:

Fund	In-Kind Purchases	In-Kind Sales
Nationwide Nasdaq-100® Risk-Managed Income ETF	$—	$171,297,997
Nationwide Dow Jones® Risk-Managed Income ETF	12,823,177	13,833,954
Nationwide Russell 2000® Risk-Managed Income ETF	13,183,872	7,175,958
Nationwide S&P 500® Risk-Managed Income ETF	—	11,453,592

NOTE 5 – ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The following disclosures provide information on the Funds’ use of derivatives. The location and value of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statements of Operations are included in the following tables.

Options Contracts. The Funds may purchase call and put options. The Funds may also write options. When the Funds purchase a call or put option, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an investment and is subsequently adjusted to reflect the value of the option. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If the Funds exercise a call option, the cost of the security acquired is increased by the premium paid for the call. If the Funds exercise a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the loss of the premium paid.

A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium. When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. The Funds, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds’ use of derivatives is to hedge or mitigate the downside risk associated with owning equity securities.

The average monthly volume of derivative activity during the current fiscal period was as follows:

	Average Monthly Value
Fund	Purchased Options	Written Options
Nationwide Nasdaq-100® Risk-Managed Income ETF	$4,054,882	$(10,105,758)
Nationwide Dow Jones® Risk-Managed Income ETF	58,508	(367,010)
Nationwide Russell 2000® Risk-Managed Income ETF	92,320	(244,212)
Nationwide S&P 500® Risk-Managed Income ETF	138,162	(316,301)

Notes to Financial Statements (Continued)

August 31, 2023

The effect of derivative instruments on the Statements of Assets and Liabilities as of the current fiscal period end is as follows:

		Asset Derivatives
Fund	Derivatives Not Accounted for as Hedging Instruments	Location	Value
Nationwide Nasdaq-100® Risk-Managed Income ETF	Equity Contracts - Purchased Options	Investments in securities, at value	$106,780
Nationwide Dow Jones® Risk-Managed Income ETF	Equity Contracts - Purchased Options	Investments in securities, at value	$2,202
Nationwide Russell 2000® Risk-Managed Income ETF	Equity Contracts - Purchased Options	Investments in securities, at value	$3,015
Nationwide S&P 500® Risk-Managed Income ETF	Equity Contracts - Purchased Options	Investments in securities, at value	$3,800

		Liability Derivatives
Fund	Derivatives Not Accounted for as Hedging Instruments	Location	Value
Nationwide Nasdaq-100® Risk-Managed Income ETF	Equity Contracts - Written Options	Written options, at value	$(13,066,500)
Nationwide Russell 2000® Risk-Managed Income ETF	Equity Contracts - Written Options	Written options, at value	$(121,270)
Nationwide S&P 500® Risk-Managed Income ETF	Equity Contracts - Written Options	Written options, at value	$(182,932)

Notes to Financial Statements (Continued)

August 31, 2023

The effect of derivative instruments on the Statements of Operations for the current fiscal period is as follows:

Fund	Derivatives Not Accounted for as Hedging Instruments	Net Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)
Nationwide Nasdaq-100® Risk-Managed Income ETF	Equity Contracts - Purchased Options	$(10,491,656	)*	$(23,268,589	)**
Nationwide Nasdaq-100® Risk-Managed Income ETF	Equity Contracts - Written Options	(2,092,780)		(8,396,584)
Nationwide Dow Jones® Risk-Managed Income ETF	Equity Contracts - Purchased Options	(1,086,164	)*	(192,791	)**
Nationwide Dow Jones® Risk-Managed Income ETF	Equity Contracts - Written Options	(754,411)		—
Nationwide Russell 2000® Risk-Managed Income ETF	Equity Contracts - Purchased Options	(426,279	)*	(154,357	)**
Nationwide Russell 2000® Risk-Managed Income ETF	Equity Contracts - Written Options	280,239		(6,543)
Nationwide S&P 500® Risk-Managed Income ETF	Equity Contracts - Purchased Options	(1,208,071	)*	(264,647	)**
Nationwide S&P 500® Risk-Managed Income ETF	Equity Contracts - Written Options	181,255		(93,837)

*	Included in net realized gain (loss) on investments as reported in the Statements of Operations.
**	Included in net change in unrealized appreciation (depreciation) on investments as reported in the Statements of Operations.

NOTE 6 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and tax basis cost of investments for federal income tax purposes at August 31, 2023, were as follows:

	Nationwide Nasdaq-100® Risk-Managed Income ETF*	Nationwide Dow Jones® Risk-Managed Income ETF	Nationwide Russell 2000® Risk-Managed Income ETF*	Nationwide S&P 500® Risk-Managed Income ETF*
Tax cost of investments	$399,718,719	$26,057,273	$13,549,863	$17,727,087
Gross tax unrealized appreciation	$76,486,811	$1,417,135	$38,597	$1,749,718
Gross tax unrealized depreciation	(50,155,652)	(1,957,974)	(548,413)	(1,753,121)
Net tax unrealized appreciation (depreciation)	26,331,159	(540,839)	(509,816)	(3,403)
Undistributed ordinary income	—	—	—	—
Undistributed long-term capital gains	—	—	—	—
Other accumulated gain (loss)	(199,572,621)	(2,920,974)	(3,175,608)	(2,615,152)
Distributed earnings (accumulated deficit)	$(173,241,462)	$(3,461,813)	$(3,685,424)	$(2,618,555)

*	Tax cost and unrealized appreciation (depreciation) for this Fund include the written options held at the end of the current fiscal period.

The difference between book and tax-basis cost is due primarily to timing differences in recognizing wash sale losses in security transactions and tax treatment of certain derivatives.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and

Notes to Financial Statements (Continued)

August 31, 2023

December 31, respectively. For the taxable year ended August 31, 2023, the Funds did not elect to defer any post-October capital losses or late-year ordinary losses.

As of August 31, 2023, the Funds had the following capital loss carryforward available for federal income tax purposes, with an indefinite expiration:

	Short-Term	Long-Term
Nationwide Nasdaq-100® Risk-Managed Income ETF	$88,175,321	$111,397,300
Nationwide Dow Jones® Risk-Managed Income ETF	1,277,519	1,643,455
Nationwide Russell 2000® Risk-Managed Income ETF	149,537	3,026,732
Nationwide S&P 500® Risk-Managed Income ETF	1,379,904	1,235,248

The tax character of distributions declared by the Funds during the year ended August 31, 2023 and year/period ended August 31, 2022 was as follows:

	Year Ended August 31, 2023
Fund	Ordinary Income	Long Term Capital Gain	Return of Capital
Nationwide Nasdaq-100® Risk-Managed Income ETF	$1,151,506	$—	$35,606,621
Nationwide Dow Jones® Risk-Managed Income ETF	405,936	—	1,464,266
Nationwide Russell 2000® Risk-Managed Income ETF	111,523	—	806,401
Nationwide S&P 500® Risk-Managed Income ETF	240,726	—	1,299,466

	Year/Period Ended August 31, 2022
Fund	Ordinary Income	Long Term Capital Gain	Return of Capital
Nationwide Nasdaq-100® Risk-Managed Income ETF	$720,875	$—	$57,824,445
Nationwide Dow Jones® Risk-Managed Income ETF	297,800	—	1,183,693
Nationwide Russell 2000® Risk-Managed Income ETF	58,656	—	759,694
Nationwide S&P 500® Risk-Managed Income ETF	175,290	—	1,267,310

NOTE 7 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares. The large blocks of shares issued or redeemed are called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for Nationwide Nasdaq-100® Risk-Managed Income ETF, Nationwide Dow Jones® Risk-Managed Income ETF and Nationwide S&P 500® Risk-Managed Income ETF is $500, payable to the Custodian. The standard fixed transaction fee for Nationwide

Notes to Financial Statements (Continued)

August 31, 2023

Russell 2000® Risk-Managed Income ETF is $750, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the Capital Shares Transactions section of each Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Funds have equal rights and privileges.

NOTE 8 – RISKS

Derivatives Risk. The Funds invest in options that derive their performance from the performance of an underlying reference asset. Derivatives, such as the options in which the Funds invest, can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may have investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Funds. The Funds could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their reference asset, or if the Funds are unable to purchase or liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Sector Risk. To the extent the Funds invest more heavily in particular sectors of the economy, their performance will be especially sensitive to developments that significantly affect those sectors.

NOTE 9 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940. As of the end of the current fiscal period, ownership by an affiliated company of the Adviser was as follows:

Fund	Shares Owned	Percentage of Total Shares Outstanding
Nationwide Dow Jones® Risk-Managed Income ETF	600,000	48.00%
Nationwide Russell 2000® Risk-Managed Income ETF	590,000	90.77%
Nationwide S&P 500® Risk-Managed Income ETF	600,000	70.59%

Report of Independent Registered Public Accounting Firm

To the Shareholders of Nationwide ETFs and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options, of Nationwide Nasdaq-100 Risk Managed Income ETF, Nationwide Dow Jones Risk-Managed Income ETF, Nationwide Russell 2000 Risk-Managed Income ETF, and Nationwide S&P 500 Risk-Managed Income ETF (the “Funds”), each a series of ETF Series Solutions, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Nationwide Nasdaq-100 Risk-Managed Income ETF	For the year ended August 31, 2023	For the years ended August 31, 2023 and 2022	For the years ended August 31, 2023, 2022, and 2021, and for the period from December 19, 2019 (inception date) to August 31, 2020
Nationwide Dow Jones Risk-Managed Income ETF, Nationwide Russell 2000 Risk-Managed Income ETF, and Nationwide S&P 500 Risk-Managed Income ETF	For the year ended August 31, 2023	For the year ended August 31, 2023 and for the period from December 16, 2021 (inception date) to August 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Nationwide Fund Advisors’ investment companies since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 30, 2023

Trustees and Officers (Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	56	Independent Trustee, PPM Funds (2 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Managing Director, Investment Manager Solutions, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013–2023); Managing Director of Index Services, Zacks Investment Management (2011–2013).	56	None

Trustees and Officers (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)

Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Deputy Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2021-2022); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Joshua J. Hinderliter Born: 1983	Secretary	Indefinite term; since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016–2022).
Vladimir V. Gurevich Born: 1983	Assistant Treasurer	Indefinite term; since 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Officer, U.S. Bancorp Fund Services, LLC (2021-2023); Fund Administrator, UMB Fund Services, Inc. (2015–2021).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014-2017, 2018-2022).
Kathryne E. Keough Born: 1995	Assistant Secretary	Indefinite term; since 2023

Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2021); Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2020–2021); Law Student (2018-2021).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, or by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etf.nationwide.com.

Expense Examples

For the Six-Months Ended August 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Nationwide Nasdaq-100® Risk-Managed Income ETF

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,164.00	$3.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.78	$3.47

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.68%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Nationwide Dow Jones® Risk-Managed Income ETF

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During the Period(2)
Actual	$1,000.00	$1,062.10	$3.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.78	$3.47

(2)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.68%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Expense Examples (Continued)

For the Six-Months Ended August 31, 2023 (Unaudited)

Nationwide Russell 2000® Risk-Managed Income ETF

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During the Period(3)
Actual	$1,000.00	$1,016.10	$3.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.78	$3.47

(3)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.68%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Nationwide S&P 500® Risk-Managed Income ETF

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During the Period(4)
Actual	$1,000.00	$1,080.00	$3.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.78	$3.47

(4)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.68%, multiplied by the average account value during the six-month period, multiplied by 184/365, to reflect the one-half year period.

Review of Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Approval of Advisory Agreements and Board Considerations (Unaudited)

Nationwide Nasdaq-100® Risk-Managed Income ETF
Nationwide S&P 500® Risk-Managed Income ETF
Nationwide Dow Jones® Risk-Managed Income ETF
Nationwide Russell 2000® Risk-Managed Income ETF

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATIONS

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on July 12-13, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the continuance of the Investment Advisory Agreement (the “Agreement”) between Nationwide Fund Advisors (the “Adviser”) and the Trust, on behalf of Nationwide Nasdaq-100® Risk-Managed Income ETF, Nationwide S&P 500® Risk-Managed Income ETF, Nationwide Dow Jones® Risk-Managed Income ETF, and Nationwide Russell 2000® Risk-Managed Income ETF (each, a “Fund” and, collectively, the “Funds”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including: information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided to the Funds by the Adviser; (ii) the historical performance of the Funds; (iii) the cost of the services provided and the profits realized by the Adviser or its affiliates from services rendered to each Fund; (iv) comparative fee and expense data for the Funds and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares each Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Adviser in connection with its services to each Fund are shared with Fund shareholders; (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Funds, and the Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be continued. Additionally, representatives from the Adviser provided an oral overview of each Fund’s strategy, the services provided to each Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the Materials and the Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated on the approval of the continuation of the Advisory Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Funds. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered other services provided by the Adviser to the Funds, including oversight of the Funds’ sub-adviser, monitoring each Fund’s adherence to its investment restrictions and compliance with the Funds’ policies and procedures and applicable securities regulations, as well as the extent to which each Fund achieves its investment objective as an actively managed fund.

Historical Performance. The Trustees next considered each Fund’s performance. The Board observed that additional information regarding each Fund’s past investment performance had been included in the Materials, including the Barrington Report, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (each, a “Peer Group”) as well as with funds in the Fund’s Morningstar category (each, a “Category Peer Group”). Additionally, at the Board’s request,

Approval of Advisory Agreements and Board Considerations (Unaudited) (Continued)

the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The funds included by the Adviser in each Selected Peer Group include funds that, based on a combination of quantitative and qualitative considerations made by the Adviser, have similar investment objectives and/or principal investment strategies as the relevant Fund. The Board also considered each Fund’s monthly distributions over the one-year period ended June 30, 2023.

Nationwide Nasdaq-100® Risk-Managed Income ETF: The Board noted that the Fund significantly underperformed its benchmark, the CBOE S&P 500 Zero-Cost Put Spread Collar Index, for the one-year period ended December 31, 2022, but the Fund significantly outperformed the same benchmark over the year-to-date period ended June 30, 2023. The Board further noted that the Fund underperformed its reference index, the Nasdaq-100® Index, for the one-year period ended December 31, 2022, and significantly underperformed the same reference index over the year-to-date period ended June 30, 2023. In comparing the Fund’s performance to that of the reference index, however, the Board noted that the Fund, unlike its reference index, seeks current income with downside protection through a combination of dividends received on its equity holdings and premiums earned from its options collar strategy.

The Board then noted that, for the one- and three-year periods ended March 31, 2023, the Fund significantly underperformed the median return of its Peer Group and its Category Peer Group, which is comprised of funds in the Morningstar U.S. Fund Options Trading category. The Board also noted that the Fund generally underperformed the funds in the Selected Peer Group for the one- and three-year periods ended December 31, 2022. In comparing the Fund’s performance to that of its peer funds, the Board took into consideration that the Fund’s strategy has three areas of focus: reduced downside risk, high current income, and growth style investing; whereas, there are only a limited number of ETFs with similar options trading strategies, and fewer still that focus on current income and growth investing.

Nationwide S&P 500® Risk-Managed Income ETF: The Board noted that the Fund underperformed its benchmark, the CBOE S&P 500 Zero-Cost Put Spread Collar Index, for the one-year period ended December 31, 2022, but the Fund significantly outperformed the same benchmark over the year-to-date period ended June 30, 2023. The Board further noted that the Fund slightly outperformed its reference index, the S&P 500® Index, for the one-year period ended December 31, 2022, and underperformed the same reference index over the year-to-date period ended June 30, 2023. In comparing the Fund’s performance to that of the reference index, however, the Board noted that the Fund, unlike its reference index, seeks current income with downside protection through a combination of dividends received on its equity holdings and premiums earned from its options collar strategy.

The Board then noted that, for the one-year period ended March 31, 2023, the Fund underperformed the median return of its Peer Group and its Category Peer Group, which is comprised of funds in the Morningstar U.S. Fund Derivative Income category. The Board also noted that the Fund generally performed within the range of funds in the Selected Peer Group for the one-year period ended December 31, 2022. In comparing the Fund’s performance to that of its peer funds, the Board took into consideration that the Fund’s strategy has three areas of focus: reduced downside risk, high current income, and growth style investing; whereas, there are only a limited number of ETFs with similar options trading strategies, and fewer still that focus on current income and growth investing. The Board also noted that the Fund commenced operations on December 16, 2021, less than two years prior to March 31, 2023, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions about its management.

Nationwide Dow Jones® Risk-Managed Income ETF: The Board noted that the Fund underperformed its benchmark, the CBOE S&P 500 Zero-Cost Put Spread Collar Index, for the one-year period ended December 31, 2022, but the Fund outperformed the same benchmark over the year-to-date period ended June 30, 2023. The Board further noted that the Fund underperformed its reference index, the Dow Jones Industrial Average®, for the one-year period ended December 31, 2022, and slightly outperformed the same reference index over the year-to-date period ended June 30, 2023. In comparing the Fund’s performance to that of the reference index, however, the Board noted that the Fund, unlike its reference index, seeks current income with downside protection through a combination of dividends received on its equity holdings and premiums earned from its options collar strategy.

The Board then noted that, for the one-year period ended March 31, 2023, the Fund underperformed the median return of its Peer Group and its Category Peer Group, which is comprised of funds in the Morningstar U.S. Fund Derivative Income category. The Board also noted that the Fund generally underperformed the funds in the Selected Peer Group for the one-year period ended December 31, 2022. In comparing the Fund’s

Approval of Advisory Agreements and Board Considerations (Unaudited) (Continued)

performance to that of its peer funds, the Board took into consideration that the Fund’s strategy has three areas of focus: reduced downside risk, high current income, and growth style investing; whereas, there are only a limited number of ETFs with similar options trading strategies, and fewer still that focus on current income and growth investing. The Board also noted that the Fund commenced operations on December 16, 2021, less than two years prior to March 31, 2023, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions about its management.

Nationwide Russell 2000® Risk-Managed Income ETF: The Board noted that the Fund slightly underperformed its benchmark, the CBOE Russell 2000 Zero-Cost Put Spread Collar Index, for the one-year period ended December 31, 2022, and the Fund slightly outperformed the same benchmark over the year-to-date period ended June 30, 2023. The Board further noted that the Fund outperformed its reference index, the Russell 2000®, for the one-year period ended December 31, 2022, and slightly underperformed the same reference index over the year-to-date period ended June 30, 2023. In comparing the Fund’s performance to that of the reference index, however, the Board noted that the Fund, unlike its reference index, seeks current income with downside protection through a combination of dividends received on its equity holdings and premiums earned from its options collar strategy.

The Board then noted that, for the one-year period ended March 31, 2023, the Fund underperformed the median return of its Peer Group and its Category Peer Group, which is comprised of funds in the Morningstar U.S. Fund Derivative Income category. The Board also noted that the Fund generally underperformed the funds in the Selected Peer Group for the one-year period ended December 31, 2022. In comparing the Fund’s performance to that of its peer funds, the Board took into consideration that the Fund’s strategy has three areas of focus: reduced downside risk, high current income, and small cap investing; whereas, there are only a limited number of ETFs with similar options trading strategies, and fewer still that focus on current income and small cap investing. The Board also noted that the Fund commenced operations on December 16, 2021, less than two years prior to March 31, 2023, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions about its management.

Cost of Services Provided and Economies of Scale. The Board then reviewed each Fund’s fees and expenses. The Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning each Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses out of its own fee and resources. The Board then compared the net expense ratios of each Fund with those of the funds in its Peer Group and Category Peer Group, as shown in the Barrington Report, and its Selected Peer Group.

The Board noted that each Fund’s net expense ratio was lower than the median net expense ratio of the funds in its Peer Group and Category Peer Group. In addition, the Board noted that each Fund’s net expense ratio was within the range of net expense ratios of the funds in its Selected Peer Group.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Funds and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account an analysis of the Adviser’s profitability with respect to each Fund at various actual and projected Fund asset levels.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Funds as assets grow in size, noting that the Funds’ management fee rates did not include asset-level breakpoints. The Board noted that, should the Adviser realize economies of scale in the future, the Board would evaluate whether those economies were appropriately shared with Fund shareholders, whether through the structure and amount of the fee or by other means.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Approval of Sub-Advisory Agreements and Board Considerations (Unaudited)

Nationwide Nasdaq-100® Risk-Managed Income ETF
Nationwide S&P 500® Risk-Managed Income ETF
Nationwide Dow Jones® Risk-Managed Income ETF
Nationwide Russell 2000® Risk-Managed Income ETF

APPROVAL OF SUB-ADVISORY AGREEMENT & BOARD CONSIDERATIONS

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on July 12-13, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among Nationwide Fund Advisors (the “Adviser”), NEOS Investment Management, LLC (the “Sub-Adviser”) and the Trust, on behalf of Nationwide Nasdaq-100® Risk-Managed Income ETF, Nationwide S&P 500® Risk-Managed Income ETF, Nationwide Dow Jones® Risk-Managed Income ETF, and Nationwide Russell 2000® Risk-Managed Income ETF (each, a “Fund” and, collectively, the “Funds”) for an initial two-year term. The Board noted that the Sub-Advisory Agreement is identical in all material respects, except for its effective date, termination date and the named entity performing sub-advisory services, to the previous sub-advisory agreement among the Adviser, the Trust, and Harvest Volatility Management, LLC (“Harvest”) dated as of October 3, 2019, as last amended October 14, 2021 (the “Harvest Sub-Advisory Agreement”). Further, the Board noted that each Fund’s sub-advisory fee schedule will remain unchanged under the Agreement.

Prior to the Meeting, the Board, including the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Sub-Adviser regarding, among other things: (i) the nature, extent, and quality of the services to be provided by the Sub-Adviser; (ii) the historical performance of the Funds; (iii) the cost of the services provided and the profits to be realized by the Sub-Adviser or its affiliates from services to be rendered to the Funds; (iv) comparative fee and expense data for the Funds and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares each Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Sub-Adviser in connection with its services to the Funds are shared with Fund shareholders; (vi) any other financial benefits to the Sub-Adviser and its affiliates resulting from services to be rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

Additionally, at the Meeting, representatives from the Sub-Adviser provided an oral overview of each Fund’s strategy, the services to be provided to the Funds by the Sub-Adviser, and additional information about the Sub-Adviser’s personnel and business operations. In particular, the Sub-Adviser representatives noted that Garrett Paolella and Troy Cates, two of the three portfolio managers currently serving the Funds under Harvest, are co-founders and managing partners of the Sub-Adviser and would continue to provide portfolio management services to the Funds under the Sub-Adviser. The Board then discussed the Materials and the Sub-Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated on the initial approval of the Sub-Advisory Agreement in light of this information.

Approval of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Sub-Advisory Agreement, noting that the Sub-Adviser will be providing investment management services to each Fund. In considering the nature, extent, and quality of the services to be provided by the Sub-Adviser, the Board considered the quality of the Sub-Adviser’s compliance program, including reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Sub-Adviser’s compliance program. The Board noted that it had received a copy of the Sub-Adviser’s registration form and financial statements, as well as the Sub-Adviser’s response to a detailed series of questions that included, among other things, information about the Sub-Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, and marketing practices. In particular, the Trustees noted that two of the three Harvest portfolio managers currently serving the Funds are co-founders and managing partners of the Sub-Adviser, and they will continue to serve as the Funds’ portfolio managers under the new Sub-Advisory Agreement.

Approval of Sub-Advisory Agreements and Board Considerations (Unaudited) (Continued)

The Board noted the responsibilities that the Sub-Adviser will have as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily basket of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. The Trustees also noted the Adviser’s description of additional benefits and potential enhancements of the quality and breadth of services to be provided to the Funds by the Sub-Adviser under the Sub-Advisory Agreement. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds and/or accounts for which it provides sub-advisory services.

Historical Performance. The Trustees next reviewed each Fund’s performance, noting that the Funds are actively managed and Harvest’s investment team for the Funds is not comprised of the exact same individuals as the Sub-Adviser’s investment team. The Board noted, however, that two of the three Harvest portfolio managers currently serving the Funds will continue to serve as portfolio managers with the Sub-Adviser, but one of the current portfolio managers will remain with Harvest and will not serve as a portfolio manager of the Funds under the Sub-Advisory Agreement. In light of these changes to the Funds’ portfolio management team, and given the substantial overlap in portfolio managers, the Board considered the same performance information that it reviewed as part of its due diligence with respect to the Adviser’s performance, including the Barrington Reports, which compare each Fund’s performance with the returns of funds in peer groups for the periods ended March 31, 2023, and other relevant information contained in the Materials, including a comparison of each Fund’s performance with the returns of a peer group of funds selected by the Adviser. The Board considered each Fund’s past investment performance in light of these reports, taking into consideration the differences between the investment team, personnel, resources, and experience of Harvest and the Sub-Adviser. In particular, the Board noted that, for the one-year period ended March 31, 2023, each Fund underperformed its benchmark, the median return of the peer funds included in its Barrington Report, and the median return of its Adviser-selected peer funds. The Board also noted that each Fund, except Nationwide Nasdaq-100® Risk-Managed Income ETF, commenced operations on December 16, 2021, and thus had been operating for slightly more than one year as of March 31, 2023, which was a short period of time over which to evaluate a Fund’s performance and draw meaningful conclusions.

Cost of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fee to be paid by the Adviser to the Sub-Adviser for its services to each Fund. The Board considered the fees to be paid to the Sub-Adviser would be paid by the Adviser from the fee the Adviser receives from each Fund and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined the fee reflected an appropriate allocation of the advisory fee paid to each adviser given the work performed by each firm. The Board also evaluated the compensation and benefits expected to be received by the Sub-Adviser from its relationship with the Funds, taking into account an analysis of the Sub-Adviser’s estimated profitability with respect to each Fund at various actual and projected Fund asset levels.

The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing each Fund as assets grow in size, noting that Nationwide Nasdaq-100® Risk-Managed Income ETF’s sub-advisory fee rate increases at certain asset levels, whereas the other Funds’ sub-advisory fee rates decrease at certain asset level breakpoints. As a result, any benefits from the sub-advisory fee schedule for Nationwide Nasdaq-100® Risk-Managed Income ETF would accrue to the Sub-Adviser; whereas, any benefits from the other Funds’ sub-advisory fee schedules, which include breakpoints, would accrue to the Adviser due to its unified fee. Consequently, the Board determined that it would monitor advisory and sub-advisory fees as the Funds grow to determine whether economies of scale are effectively shared with each.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of each Fund and its shareholders.

Federal Tax Information (Unaudited)

For the fiscal year ended August 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Nationwide Nasdaq-100® Risk-Managed Income ETF	100.00%
Nationwide Dow Jones® Risk-Managed Income ETF	100.00%
Nationwide Russell 2000® Risk-Managed Income ETF	100.00%
Nationwide S&P 500® Risk-Managed Income ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2023 was as follows:

Nationwide Nasdaq-100® Risk-Managed Income ETF	100.00%
Nationwide Dow Jones® Risk-Managed Income ETF	100.00%
Nationwide Russell 2000® Risk-Managed Income ETF	100.00%
Nationwide S&P 500® Risk-Managed Income ETF	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Nationwide Nasdaq-100® Risk-Managed Income ETF	0.00%
Nationwide Dow Jones® Risk-Managed Income ETF	0.00%
Nationwide Russell 2000® Risk-Managed Income ETF	0.00%
Nationwide S&P 500® Risk-Managed Income ETF	0.00%

Information About Portfolio Holdings (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at www.etf.nationwide.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. Each Fund’s portfolio holdings are posted on their website at www.etf.nationwide.com daily.

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etf.nationwide.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts (Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.etf.nationwide.com.

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Adviser

Nationwide Fund Advisors
One Nationwide Plaza
Columbus, Ohio 43215

Sub-Adviser

NEOS Investment Management, LLC
13 Riverside Avenue
Westport, Connecticut 06880

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

Nationwide Nasdaq-100® Risk-Managed Income ETF

Symbol – NUSI	CUSIP – 26922A172

Nationwide Dow Jones® Risk-Managed Income ETF

Symbol – NDJI	CUSIP – 26922B758

Nationwide Russell 2000® Risk-Managed Income ETF

Symbol – NTKI	CUSIP – 26922B741

Nationwide S&P 500® Risk-Managed Income ETF

Symbol – NSPI	CUSIP – 26922B766

AR-ETF (10/23)

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2023	FYE 8/31/2022
(a) Audit Fees	$60,000	$58,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$14,000	$14,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2023	FYE 8/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	N/A.

(g)	The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years

Non-Audit Related Fees	FYE 8/31/2023	FYE 8/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h)	The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)	The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)
Date	11/9/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	11/9/2023

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	11/9/2023

*	Print the name and title of each signing officer under his or her signature.